Dreyfus

Aggressive Growth Fund

ANNUAL REPORT August 31, 2001



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus Aggressive Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Aggressive Growth Fund covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kevin Sonnett, CFA.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Kevin Sonnett, CFA, Portfolio Manager

How did Dreyfus Aggressive Growth Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2001, the fund produced a total return of -44.84%.(1) This compares to the Standard & Poor's 500 Composite Stock Price Index' s total return of -24.38% and the Russell Midcap Growth Index's total return of -45.04% for the same period.(2,3) Since the fund is currently focusing on midcap growth stocks, we believe that the Russell Midcap Growth Index (the " Index" ) is an appropriate measure of the fund's performance for comparison purposes.

We attribute the fund's disappointing absolute returns to a severe bear market, particularly among the midcap growth stocks in which the fund was primarily invested. Growth-oriented technology stocks -- which represented approximately one-third of the fund' s total assets during the reporting period -- were
particularly    hard-hit.

What is the fund's investment approach?

The  fund  seeks  capital  appreciation  by  investing  in  the stocks of growth companies of any size. Currently, the fund is focusing on midcap growth companies. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, superior industry positions and the potential for strong revenue and earnings growth rates. The fund's investments in small- and midcap companies carry additional risks because their earnings are less predictable, their share prices are more volatile, and their securities are less liquid than
those    of    larger    companies.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What factors influenced the fund's performance?

The decline of technology and telecommunications stocks represented the primary factor contributing to the fund's returns during the reporting period. Over the past four or five years, these types of companies have been subject to a flood of capital from corporations that set out to build their organizations' Internet infrastructures. In order to meet robust demand for their products, many of these technology and telecommunications companies maintained high product inventory levels. In mid-2000, however, when the U.S. economy began to show signs of slowing, corporations began to curtail their capital spending severely. As corporate spending slowed, demand for technology and telecommunications products slackened, and many technology companies were saddled with excess inventory amid declining sales. Disappointed investors quickly abandoned these companies, suddenly creating a shortage of capital for many businesses that had not yet completed building their infrastructures. As some of these businesses teetered on the brink of insolvency, demand for technology products weakened further, leaving even profitable, well-established technology and telecommunications providers with a glut of unsold products and depressed stock prices.

At the same time, disappointing returns from other types of companies hurt by a slowing economy further hampered the fund's performance during the reporting period. Among those hardest hit were consumer cyclical companies, including wireless services providers and retailers. For example, when the larger wireless phone companies stopped building new bay stations, providers of consulting and engineering services saw sales, profits and stock prices plummet. Retailers also suffered in this environment when consumers became increasingly concerned about
possible    job    losses    and    high    personal    debt    levels.

On the other hand, the health care group represented the largest positive contributor to the fund' s performance in an otherwise difficult environment. While we began the period with a relatively light exposure to the health care
group,    we    steadily    increased    our    exposure    to

this area. As of the end of the period, health care represented almost one-third
of    the    fund'   s    total    assets.

What is the fund's current strategy?

As the U.S. economy has continued to slow, we've taken steps to position the fund more defensively. For example, we have increased the fund's exposure to stocks within the health care area. Regardless of what is happening in the economy, we believe that individuals must continue to attend to their medical needs, thereby supporting sales and revenues for health care providers, even during downturns. We have also boosted the fund's exposure to financial stocks, which we believe will benefit from a lower interest-rate environment. On the other hand, we have trimmed our exposure to technology and consumer cyclical stocks. Together, these four areas represent almost 80% of the fund's total assets.

We have also continued to focus more intently on valuations in our search for companies that not only possess good earnings growth rates but also have levels
of    high    predictability    and    visibility    for    those    earnings.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Aggressive Growth Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/01




                                                                           Inception                                       From
                                                                             Date          1 Year          5 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                        9/29/95       (44.84)%        (17.44)%        (5.92)%


(+) SOURCE: LIPPER INC.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS AGGRESSIVE GROWTH FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2001




COMMON STOCKS--95.8%                                                                             Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--.4%

Embraer--Empresa Brasileira de Aeronautica, ADS                                                   3,575                   93,307

AIR FREIGHT--1.1%

Expeditors International of Washington                                                            4,950                  251,757

BANKS--1.1%

Zions Bancorporation                                                                              4,725                  270,553

BIOTECHNOLOGY--6.1%

Celgene                                                                                           7,050  (a)             196,061

Cephalon                                                                                          6,925  (a)             410,098

Human Genome Sciences                                                                             2,100  (a)              94,248

IDEC Pharmaceuticals                                                                              3,450  (a)             204,482

MedImmune                                                                                         9,425  (a)             378,414

Protein Design Labs                                                                               2,475  (a)             145,505

                                                                                                                       1,428,808

BROADCASTING--3.4%

Adelphia Communications, Cl. A                                                                    5,000  (a)             157,750

Charter Communications, Cl. A                                                                    18,075  (a)             365,115

Entercom Communications                                                                           6,650  (a)             278,170

                                                                                                                         801,035

COMMUNICATION EQUIPMENT--3.4%

Comverse Technology                                                                               8,975  (a)             225,632

DMC Stratex Networks                                                                             29,700  (a)             282,744

Harris                                                                                           10,075                  295,500

                                                                                                                         803,876

COMPUTERS--13.5%

Amdocs                                                                                            5,625  (a)             215,437

BEA Systems                                                                                      17,000  (a)             274,890

Brocade Communications Systems                                                                    6,050  (a)             145,502

Check Point Software Technologies                                                                 6,425  (a)             205,536

Emulex                                                                                            2,125  (a)              33,809

Enterasys Networks                                                                               28,525  (a)             289,529

Macrovision                                                                                       7,900  (a)             344,519

Mercury Interactive                                                                               5,475  (a)             147,880

Openwave Systems                                                                                  5,125  (a)              82,205

Peregrine Systems                                                                                19,200  (a)             502,656

QLogic                                                                                            6,475  (a)             194,315

Riverstone Networks                                                                              10,647                  100,934

Siebel Systems                                                                                    5,800  (a)             125,280

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
----------------------------------------------------------------------------------------------------------------------------------

COMPUTERS (CONTINUED)

TIBCO Software                                                                                   14,850  (a)             127,265

VERITAS Software                                                                                  8,000  (a)             229,760

VeriSign                                                                                          4,000  (a)             164,200

                                                                                                                       3,183,717

CONSUMER FINANCE--3.5%

AmeriCredit                                                                                      10,775  (a)             497,374

Capital One Financial                                                                             6,050                  336,440

                                                                                                                         833,814

ELECTRICAL EQUIPMENT--1.3%

Celestica                                                                                         8,575  (a)             312,130

ELECTRONICS--1.4%

Cree                                                                                              8,275  (a)             173,527

International Rectifier                                                                           4,125  (a)             152,542

                                                                                                                         326,069

FINANCIAL--3.1%

Ambac Financial Group                                                                            12,200                  722,240

GAMING, LOTTERY, & PARI-MUTUEL COMPANIES--1.1%

Harrah's Entertainment                                                                            9,300  (a)             265,794

HEALTH CARE--24.6%

Allergan                                                                                          3,600                  260,100

Andrx Group                                                                                      12,000  (a)             843,480

Cytyc                                                                                            17,400  (a)             421,602

Forest Laboratories                                                                               7,475  (a)             545,750

IVAX                                                                                             20,856  (a)             702,013

Invitrogen                                                                                        4,425  (a)             301,033

PerkinElmer                                                                                       8,825                  283,106

Quest Diagnostics                                                                                 4,675  (a)             292,889

SICOR                                                                                             9,875  (a)             233,050

Shire Pharmaceuticals Group, ADR                                                                 11,700  (a)             508,014

Teva Pharmaceutical Industries, ADR                                                               8,900                  632,790

Waters                                                                                           10,225  (a)             338,754

Watson Pharmaceuticals                                                                            7,525  (a)             422,152

                                                                                                                       5,784,733

INVESTMENT BANKING & BROKERAGE--.3%

Instinet Group                                                                                    6,500                   76,765


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGEMENT--1.9%

BlackRock                                                                                         2,275  (a)              86,564

Federated Investors, Cl. B                                                                       12,525                  356,336

                                                                                                                         442,900

LEISURE TIME--1.3%

Harley-Davidson                                                                                   6,200                  301,258

LODGING--2.5%

Hilton Hotels                                                                                    22,375                  284,386

Starwood Hotels & Resorts Worldwide                                                               8,975                  303,804

                                                                                                                         588,190

MANAGED CARE--.8%

Express Scripts                                                                                   3,300  (a)             176,616

MANUFACTURING--.6%

Danaher                                                                                           2,625                  145,871

METAL FABRICATORS--.5%

Shaw Group                                                                                        4,525  (a)             123,759

OIL & GAS--2.5%

Apache                                                                                            1,925                   90,340

BJ Services                                                                                       4,850  (a)             108,785

Hanover Compressor                                                                                6,275  (a)             158,507

Nabors Industries                                                                                 3,625  (a)              88,885

Smith International                                                                               2,900  (a)             134,560

                                                                                                                         581,077

POWER PRODUCERS--2.9%

Calpine                                                                                           6,275  (a)             207,200

Orion Power Holdings                                                                             11,550                  275,467

Reliant Resources                                                                                10,525                  207,132

                                                                                                                         689,799

RESTAURANTS--.5%

Darden Restaurants                                                                                4,150                  118,773

RETAIL--6.4%

Abercrombie & Fitch, Cl. A                                                                        7,400  (a)             224,516

American Eagle Outfitters                                                                         6,100  (a)             157,075

Best Buy                                                                                          2,025  (a)             119,434

CDW Computer Centers                                                                              8,300  (a)             338,640

Fastenal                                                                                          6,525                  429,019

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

Tech Data                                                                                         5,500  (a)             224,950

                                                                                                                       1,493,634

SEMICONDUCTORS & EQUIPMENT--2.5%

KLA-Tencor                                                                                        5,225  (a)             256,757

Novellus Systems                                                                                  3,200  (a)             141,792

Teradyne                                                                                          5,950  (a)             195,041

                                                                                                                         593,590

SERVICES--8.1%

Affiliated Computer Services, Cl. A                                                               3,250  (a)             265,752

Apollo Group, Cl. A                                                                               4,150  (a)             163,385

CSG Systems International                                                                         4,400  (a)             201,960

Cintas                                                                                            3,850                  179,256

Convergys                                                                                        11,750  (a)             329,822

DeVry                                                                                             6,250  (a)             205,187

Fiserv                                                                                            3,050  (a)             165,219

Lamar Advertising                                                                                 4,600  (a)             147,660

Manpower                                                                                          2,525                   77,820

Titan                                                                                             8,750  (a)             162,313

                                                                                                                       1,898,374

TELECOMMUNICATIONS--1.0%

Research In Motion                                                                                3,300  (a)              55,638

Time Warner Telecom, Cl. A                                                                        8,275  (a)             170,630

                                                                                                                         226,268

TOTAL COMMON STOCKS

   (cost $25,755,161)                                                                                                 22,534,707
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.8%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Ciesco,

  3.70%, 9/4/2001

   (cost $894,724)                                                                              895,000                  894,724
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $26,649,885)                                                              99.6%               23,429,431

CASH AND RECEIVABLES (NET)                                                                          .4%                   91,123

NET ASSETS                                                                                       100.0%               23,520,554

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  26,649,885  23,429,431

Cash                                                                     70,809

Receivable for investment securities sold                               337,276

Dividends receivable                                                      2,363

Receivable for shares of Common Stock subscribed                          1,104

Prepaid expenses                                                         15,897

                                                                     23,856,880
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            25,170

Payable for investment securities purchased                             241,358

Payable for shares of Common Stock redeemed                              30,578

Accrued expenses                                                         39,220

                                                                        336,326
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       23,520,554
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      91,560,803

Accumulated net realized gain (loss) on investments                 (64,819,795)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (3,220,454)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       23,520,554
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       2,701,767

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)     8.7

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended August 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               174,557

Cash dividends (net of $170 foreign taxes withheld at source)           26,396

TOTAL INCOME                                                           200,953

EXPENSES:

Management fee--Note 3(a)                                              235,395

Shareholder servicing costs--Note 3(b)                                 170,597

Auditing fees                                                           24,357

Prospectus and shareholders' reports                                    16,236

Registration fees                                                       16,141

Custodian fees--Note 3(b)                                               14,839

Legal fees                                                               5,254

Directors' fees and expenses--Note 3(c)                                  2,465

Miscellaneous                                                            1,934

TOTAL EXPENSES                                                         487,218

Less--reduction in management fee due to
   undertaking--Note 3(a)                                             (110,586)

NET EXPENSES                                                           376,632

INVESTMENT (LOSS)                                                     (175,679)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (11,654,642)

Net unrealized appreciation (depreciation) on investments           (8,779,702)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (20,434,344)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (20,610,023)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                              ---------------------------------

                                                     2001               2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (175,679)            (287,885)

Net realized gain (loss) on investments      (11,654,642)           11,105,479

Net unrealized appreciation (depreciation)
   on investments                             (8,779,702)            2,392,398

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (20,610,023)           13,209,992
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 10,965,210            35,836,387

Cost of shares redeemed                      (13,901,838)          (32,424,372)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (2,936,628)            3,412,015

TOTAL INCREASE (DECREASE) IN NET ASSETS      (23,546,651)           16,622,007
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            47,067,205           30,445,198

END OF PERIOD                                  23,520,554           47,067,205
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       995,045           2,422,524

Shares redeemed                               (1,273,170)          (2,252,064)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (278,125)             170,460

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                                                                            Year Ended August 31,
                                                                 ------------------------------------------------------------------

                                                                 2001           2000           1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            15.79          10.84           8.57          20.07         22.71

Investment Operations:

Investment (loss)                                            (.06)(a)       (.10)(a)       (.07)(a)      (.16)(a)          (.26)

Net realized and unrealized gain (loss)
   on investments                                              (7.02)           5.05           2.34        (11.34)        (2.38)

Total from Investment Operations                               (7.08)           4.95           2.27        (11.50)        (2.64)

Net asset value, end of period                                  8.71           15.79          10.84          8.57         20.07
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              (44.84)          45.66          26.64        (57.30)       (11.63)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.20           1.20           1.13          1.27          1.34

Ratio of interest expense
   to average net assets                                           --             --            --            .00(b)        .39

Ratio of investment (loss)
   to average net assets                                         (.56)         (.70)           (.71)         (.95)        (1.62)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                        .35           .35             .58           .29           .09

Portfolio Turnover Rate                                        228.10        215.99          168.00         86.53         76.45
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                 23,521        47,067          30,445        30,968       131,604

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $4,633 during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  unused  capital  loss  carryover  of  approximately  $54,191,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $490,000 of the carryover expires in fiscal 2005, $1,778,000 expires in fiscal 2006 and $51,923,000 expires in fiscal 2007.

During the period ended August 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $175,679 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, from September 1, 2000 through October 31, 2001, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.20% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $110,586 during the period ended August 31, 2001.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2001, the fund was charged $78,465 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $67,470 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2001, the fund was charged $14,839 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2001, amounted to $66,378,478 and $66,931,856, respectively.

At  August  31, 2001, accumulated net unrealized depreciation on investments was
$3,220,454,   consisting   of   $1,135,241  gross  unrealized  appreciation  and
$4,355,695 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Aggressive Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Growth Fund (one of the Series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Growth Fund at August 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 12, 2001

                                                             The Fund


NOTES


                        For More Information


                        Dreyfus Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
 can be viewed online or downloaded from:
http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  256AR0801

=================================

Dreyfus

Emerging Leaders Fund

ANNUAL REPORT August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                        Dreyfus
                                                           Emerging Leaders Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Emerging Leaders Fund covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Hilary Woods and Paul Kandel.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt
sympathies    to   all   who   have   been   touched   by   these   tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section of www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2001, Dreyfus Emerging Leaders Fund produced a total return of -9.80% .(1) This exceeded the performance of the fund' s benchmark, the Russell 2000 Index, which produced a -11.63% total return for the same period.(2)

We attribute the fund's negative absolute performance to its investments in the technology, energy and consumer sectors. On the other hand, the fund outperformed its benchmark by successfully employing a disciplined, blended growth-and-value investment approach, which identified attractive investment opportunities, particularly within the health care, financial and transport industry groups.

What is the fund's investment approach?

The fund invests primarily in a diversified portfolio of small-cap companies with total market values of $2.0 billion or less at the time of purchase. To create that portfolio, we focus primarily on emerging leaders in their respective industries. The emerging leaders in which we invest offer products or services that we believe enhance their prospects for future earnings growth. Using fundamental research, we seek companies with strong positions in major product lines, sustained achievement records and strong financial conditions. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings that are expected to grow faster than the overall market) , value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics. We typically sell a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The slowing U.S. economy created a challenging investment climate for most equity markets during the period. However, the fund's benchmark, the Russell 2000 Index, while losing value, maintained a greater percentage of its value than most broad market indices, such as the S& P 500 Index and Dow Jones Industrial Average. Many of the small-cap stocks that make up the Russell 2000 offered investors greater prospects for growth at lower price/earnings ratios than did the majority of larger company stocks. Small-cap stocks also benefited from declining interest rates, which made it easier for small companies to gain cost-effective access to business capital.

The fund held its ground better than its benchmark through good investment decisions and individual security selections in several industry groups. Health care stocks delivered the fund's best results by far. Rising stock prices among a variety of health care service providers, such as Beverly Enterprises, Lincare Holdings and Manor Care, boosted fund performance. At the same time, the fund benefited from our decision to de-emphasize biotechnology stocks, which generally declined during the period. Another particularly fruitful area of investment included financials, where the fund emphasized insurers and specialty finance groups rather than traditional banks. The fund also realized modest gains, relative to its benchmark, among transports. In all three top-performing industry groups, the fund benefited from mergers or acquisitions of various holdings: Jones Medical in the health care group, Bank United in financials and Newport News Shipbuilding in transports.

Of course, not all of the fund's investments performed as well as the stocks mentioned above. Most technology stocks declined during the period, with the fund's holdings in the area falling even more steeply than those of the benchmark. Semiconductor manufacturing and equipment-related stocks, such as TranSwitch and PLX Technology, had the greatest negative impact on performance. The fund also lost ground compared to the benchmark in the energy and consumer groups. Energy stocks declined during the second half of the reporting period, when falling oil and gas prices hurt many energy exploration and production stocks. In the consumer industry group, falling advertising revenues hurt media companies, while retailers suffered from reduced levels of consumer confidence and spending.

What is the fund's current strategy?

As of the end of the reporting period, in light of weakening consumer spending and weak fundamentals of technology companies, the fund held a smaller percentage of consumer- and technology-related stocks than its benchmark. The fund also held a relatively small position in financial stocks, although we have actively sought investments in insurance where the valuations are becoming more attractive in the face of firming industry fundamentals. The fund holds relatively large positions in energy, where stock prices in good companies have declined to attractive levels; health care, where some companies remained insulated from the impact of the economic slowdown; and in materials and processing, where we believe industry fundamentals are likely to benefit from improvements in the global economy. We remain as strongly committed as ever to our blended growth-and-value approach to small-cap investing.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Leaders Fund and the Russell 2000 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/01



                                                                           Inception                                       From
                                                                            Date          1 Year          5 Years       Inception
-----------------------------------------------------------------------------------------------------------------------------------

FUND                                                                        9/29/95        (9.80)%         18.59%         23.12%


((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS EMERGING LEADERS FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS

August 31, 2001



COMMON STOCKS--92.9%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--2.3%

Dendrite International                                                                          750,000  (a)           9,742,500

Valassis Communications                                                                         625,000  (a)          22,137,500

                                                                                                                      31,880,000

CONSUMER NON-DURABLES--5.2%

Church & Dwight                                                                                 935,000               25,469,400

Dial                                                                                          1,000,000               16,850,000

Dreyer's Grand Ice Cream                                                                        600,000               17,952,000

Kenneth Cole Productions, Cl. A                                                                 593,000  (a)          11,071,310

                                                                                                                      71,342,710

CONSUMER SERVICES--4.7%

Emmis Communications, Cl. A                                                                     670,000  (a)          16,066,600

Entercom Communications                                                                         400,000  (a)          16,732,000

Harte-Hanks                                                                                     775,000               18,476,000

Station Casinos                                                                                 985,500  (a)          13,057,875

                                                                                                                      64,332,475

ELECTRONIC TECHNOLOGY--10.3%

Aeroflex                                                                                      1,100,000  (a)           9,735,000

Alpha Industries                                                                                460,000  (a)          14,609,600

Centillium Communications                                                                       462,700                5,691,210

Elantec Semiconductor                                                                           625,000  (a)          23,750,000

Integrated Silicon Solution                                                                   1,375,000  (a,b)        20,803,750

Lattice Semiconductor                                                                           840,000  (a)          19,630,800

Plexus                                                                                          635,000  (a)          22,110,700

TranSwitch                                                                                    1,600,000  (a)          13,120,000

Veeco Instruments                                                                               450,000  (a)          13,158,000

                                                                                                                     142,609,060

ENERGY MINERALS--3.4%

Arch Coal                                                                                       700,000               12,740,000

Cabot Oil & Gas, Cl. A                                                                          627,500               14,030,900

Meridian Resources                                                                            2,670,000  (a,b)        14,952,000

Unit                                                                                            525,000  (a)           4,819,500

                                                                                                                      46,542,400

FINANCE--17.4%

AmeriCredit                                                                                     500,000  (a)          23,080,000

Annuity and Life Re Holdings                                                                    800,000               27,784,000

Bank United (CPR)                                                                               525,000  (a)             162,750

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

City National                                                                                   445,000               20,710,300

Commerce Bancorp                                                                                375,000               25,331,250

First Midwest Bancorp                                                                           750,000               25,155,000

First Virginia Banks                                                                            435,000               19,988,250

Horace Mann Educators                                                                           950,000               19,190,000

Mercury General                                                                                 495,000               19,453,500

Protective Life                                                                                 725,000               21,626,750

RenaissanceRe Holdings                                                                          260,000               18,551,000

Westamerica Bancorporation                                                                      500,000               19,540,000

                                                                                                                     240,572,800

HEALTH SERVICES--6.3%

Beverly Enterprises                                                                           1,900,000  (a)          19,000,000

DaVita                                                                                        1,100,000  (a)          22,715,000

Humana                                                                                        1,925,000  (a)          23,100,000

Manor Care                                                                                      800,000  (a)          22,504,000

                                                                                                                      87,319,000

HEALTH TECHNOLOGY--4.4%

Alpharma, Cl. A                                                                                 600,000               18,840,000

CIMA Labs                                                                                       300,000  (a)          16,059,000

CV Therapeutics                                                                                 200,000  (a)           9,954,000

Cerus                                                                                           100,000  (a)           5,382,000

ESC Medical Systems                                                                             350,000  (a)          10,136,000

                                                                                                                      60,371,000

INDUSTRIAL SERVICES--3.8%

FMC Technologies                                                                                700,000               11,389,000

Granite Construction                                                                            750,000               18,187,500

Grant Prideco                                                                                   785,000  (a)           8,211,100

Universal Compression Holdings                                                                  550,000  (a)          14,740,000

                                                                                                                      52,527,600

NON-ENERGY MINERALS--1.9%

AK Steel Holding                                                                              1,500,000               19,530,000

Meridian Gold                                                                                   675,000  (a)           6,513,750

                                                                                                                      26,043,750



COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES--8.4%

Agrium                                                                                        1,400,000               14,910,000

Albany International, Cl. A                                                                     300,000  (a)           6,330,000

Boise Cascade                                                                                   600,000               22,020,000

Cytec Industries                                                                                570,000  (a)          18,821,400

Pactiv                                                                                        1,955,500  (a)          31,053,340

Valspar                                                                                         600,000               22,290,000

                                                                                                                     115,424,740

PRODUCER MANUFACTURING--5.3%

IDEX                                                                                            650,000               23,270,000

MagneTek                                                                                      1,242,500  (a,b)        12,922,000

Power-One                                                                                       950,000  (a)          10,364,500

Precision Castparts                                                                             400,000               13,736,000

Terex                                                                                           320,000  (a)           7,091,200

Titan International                                                                           1,000,000                5,710,000

                                                                                                                      73,093,700

RETAIL TRADE--3.6%

American Eagle Outfitters                                                                       840,000  (a)          21,630,000

MSC Industrial Direct                                                                           950,000  (a)          16,910,000

Pacific Sunwear of California                                                                   725,000  (a)          11,926,250

                                                                                                                      50,466,250

TECHNOLOGY SERVICES--9.4%

Agile Software                                                                                  970,000  (a)           9,700,000

Global Payments                                                                                 600,000               21,330,000

LifePoint Hospitals                                                                             525,000  (a)          22,464,750

Midway Games                                                                                    800,000  (a)          11,720,000

National Data                                                                                   750,000               28,957,500

Netegrity                                                                                       290,000  (a)           5,133,000

NetIQ                                                                                           225,000  (a)           7,245,000

Network Associates                                                                              700,000  (a)          11,095,000

RSA Security                                                                                    600,000  (a)          11,544,000

                                                                                                                     129,189,250

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--4.2%

Forward Air                                                                                     700,000  (a)          19,593,000

SkyWest                                                                                         700,000               22,288,000

Teekay Shipping                                                                                 440,000               15,796,000

                                                                                                                      57,677,000

UTILITIES--2.3%

National Fuel Gas                                                                               295,000               14,103,950

NorthWestern                                                                                    300,000                6,645,000

OGE Energy                                                                                      500,000               10,975,000

                                                                                                                      31,723,950

TOTAL COMMON STOCKS

   (cost $1,196,997,234)                                                                                           1,281,115,685
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--7.3%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.33%, 11/1/2001                                                                           8,942,000                8,894,697

   3.32%, 11/8/2001                                                                          46,436,000               46,160,635

   3.26%, 11/15/2001                                                                         36,388,000               36,149,295

   3.30%, 11/23/2001                                                                          6,434,000                6,386,903

   3.27%, 11/29/2001                                                                          3,358,000                3,331,740

TOTAL SHORT-TERM INVESTMENTS

   (cost $100,892,754)                                                                                               100,923,270
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,297,889,988)                                                          100.2%            1,382,038,955

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)              (2,505,059)

NET ASSETS                                                                                       100.0%            1,379,533,896

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $60,525,277)--SEE NOTE 1(C).



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                            Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,297,889,988  1,382,038,955

Cash                                                                  1,157,942

Receivable for shares of Common Stock subscribed                        574,923

Dividends receivable                                                    362,625

Prepaid expenses                                                         29,441

                                                                  1,384,163,886
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,415,174

Payable for shares of Common Stock redeemed                           2,230,066

Payable for investment securities purchased                             526,575

Accrued expenses                                                        458,175

                                                                      4,629,990
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,379,533,896
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,275,149,003

Accumulated net realized gain (loss) on investments                  20,235,926

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                              84,148,967
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,379,533,896
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      38,254,777

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   36.06

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended August 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $26,263 foreign taxes withheld at source)     8,193,847

Interest                                                             3,925,602

TOTAL INCOME                                                        12,119,449

EXPENSES:

Management fee--Note 3(a)                                           12,176,193

Shareholder servicing costs--Note 3(b)                               4,865,092

Custodian fees--Note 3(b)                                              101,049

Registration fees                                                       96,733

Prospectus and shareholders' reports                                    76,647

Professional fees                                                       34,778

Directors' fees and expenses--Note 3(c)                                 33,665

Loan commitment fees--Note 2                                            15,407

Miscellaneous                                                           24,158

TOTAL EXPENSES                                                      17,423,722

INVESTMENT (LOSS)                                                  (5,304,273)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             20,947,735

Net unrealized appreciation (depreciation) on investments:

  Unaffiliated issuers                                           (146,632,558)

  Affiliated issuers--Note 1(d)                                    (7,829,463)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS        (154,462,021)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (133,514,286)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (138,818,559)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             ----------------------------------

                                                     2001               2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                              (5,304,273)          (3,132,525)

Net realized gain (loss) on investments        20,947,735           19,844,723

Net unrealized appreciation
   (depreciation) on investments             (154,462,021)          177,087,969

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (138,818,559)          193,800,167
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS             (20,356,093)          (1,063,336)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 613,096,833        1,278,216,674

Dividends reinvested                           18,909,171              958,679

Cost of shares redeemed                      (416,292,959)        (507,540,709)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            215,713,045          771,634,644

TOTAL INCREASE (DECREASE) IN NET ASSETS        56,538,393          964,371,475
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,322,995,503          358,624,028

END OF PERIOD                               1,379,533,896        1,322,995,503
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    16,319,178           34,153,129

Shares issued for dividends reinvested            511,119               28,600

Shares redeemed                               (11,156,422)         (13,417,332)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,673,875           20,764,397

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                            Year Ended August 31,
                                                              ---------------------------------------------------------------------

                                                              2001             2000            1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                         40.61            30.35           20.20           25.17          18.67

Investment Operations:

Investment (loss)--net                                    (.15)(a)         (.14)(a)        (.13)(a)       (.16)(a)          (.11)

Net realized and unrealized

   gain (loss) on investments                               (3.81)            10.47           10.33           (2.14)         8.02

Total from Investment Operations                            (3.96)            10.33           10.20           (2.30)         7.91

Distributions:

Dividends from net realized
   gain on investments                                       (.59)            (.07)           (.05)         (2.67)          (1.41)

Net asset value, end of period                              36.06            40.61           30.35          20.20           25.17
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            (9.80)           34.07           50.54         (10.82)          44.45
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.29            1.26             1.38           1.39            1.39

Ratio of net investment (loss)

   to average net assets                                     (.39)           (.37)            (.49)          (.63)           (.62)

Decrease reflected in
   above expense ratios

   due to undertakings by

   The Dreyfus Corporation                                      --             --               --              --            .09

Portfolio Turnover Rate                                     77.63           76.00           100.40         199.08          197.99
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          1,379,534       1,322,996          358,624        105,550         104,481

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to existing shareholders without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $23,430 during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) AFFILIATED ISSUERS: Issuers in which the portfolio held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes transactions with affiliated issuers during the period ended August 31, 2001:





                                                                   Shares
                                      -------------------------------------------------------------

                                      Beginning                                          End of        Dividend            Market
Name of issuer                        of Period         Purchases        Sales           Period        Income($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Integrated Silicon
     Solution                           750,000           625,000           --          1,375,000           --           20,803,750

MagneTek                                    --          1,242,500           --          1,242,500           --           12,922,000

Meridian Resources                          --          2,670,000           --          2,670,000           --           14,952,000

(D)  DIVIDENDS TO SHAREHOLDERS:  Dividends are recorded on the ex-dividend date.
     Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").
     To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.




During the period ended August 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $5,304,273 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2001, the fund was charged $3,382,276 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $256,604 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2001, the fund was charged $101,049 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(E) During the period ended August 31, 2001, the fund incurred total brokerage commissions of $2,344,740, of which $28,560 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.


NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2001:

                                      Purchases ($)              Sales ($)
-------------------------------------------------------------------------------

Unaffiliated issuers                  1,145,967,468             995,742,667

Affiliated issuers                        5,693,920                   --

     TOTAL                            1,151,661,388             995,742,667

At August 31, 2001, accumulated net unrealized appreciation on investments was $84,148,967, consisting of $210,095,520 gross unrealized appreciation and $125,946,553 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Emerging Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the Series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 12, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.5850 per share as a long-term capital gain distribution paid on December 6, 2000.

                        For More Information


                        Dreyfus Emerging Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  259AR0801
=====================================

Dreyfus

International

Value Fund

ANNUAL REPORT August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                       International Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus International Value Fund covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sandor Cseh.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. However, Dreyfus portfolio managers have continued to find reasons for long-term optimism in the financial markets. For example, virtually all central banks around the globe have cut interest rates in 2001. A lower interest-rate environment is generally positive for global equity markets.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section of www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Sandor Cseh, Portfolio Manager

How did Dreyfus International Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2001, Dreyfus International Value Fund produced a total return of -8.22%.(1) The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), produced a total return of -24.35% for the same period.(2)

We attribute the fund' s performance to an environment in which most of the world' s stock markets recorded negative returns because of concerns over a slowing economic outlook, particularly in the United States. However, we are pleased to report that the fund performed better than its benchmark due to two factors: limited exposure to telecommunications and technology stocks and the market's continued preference for value stocks over growth stocks.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be value companies. The fund normally invests in companies in a broad  range  of  countries  and  generally limits its investments in any single
company   to  no  more  than  5%  of  its  assets  at  the  time  of  purchase.

The fund' s investment approach is value oriented, research driven and risk averse. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

*VALUE, or how a stock is priced relative to traditional business performance measures;

*BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*BUSINESS MOMENTUM, or the presence of the catalyst (such as corporate restructuring, management changes or positive earnings surprise) that can
potentially   trigger   a   price   increase   in   the   near-   to   midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals and declining momentum or falls
short    of    our    expectations.

What other factors influenced the fund's performance?

During the reporting period, the slowing U.S. economy set the stage for lackluster global stock markets' performance. International companies generally depend heavily on the U.S. for consumption of their goods and services. In addition, the strong U.S. dollar hampered fund performance; because the fund invests primarily in overseas stocks that are denominated in local currencies, those investments translated into fewer dollars when the dollar strengthened
relative    to    local    currencies.

On a positive note, the fund performed much better than its benchmark, largely because of our focus on value stocks, which remained in favor throughout the reporting period. While prices of many growth stocks fell sharply, their earnings fell even faster. In comparison, value stocks began the reporting period at relatively low valuations and recorded relatively stable earnings
throughout   the   period,   making   them   more   attractive   to  investors.

We allocated the largest percentage of the fund's assets to Japan, taking special care to limit exposure to telecommunications and technology stocks. Instead, we concentrated on financial stocks, most notably consumer loan companies and credit card issuers. These companies benefited by offering financial services to individuals who would otherwise not have been able to
obtain    those    services    from    the    major    Japanese    banks.

In Europe, the fund recorded its best returns in the United Kingdom, chiefly by avoiding telecommunications and technology stocks. Unilever, a U.K.-based food
and    household    products    company,    was    the

fund' s top performing stock during the period. The company's global presence helped offset the negative effects of economic changes in any one country during the period. In France, a strong performer for the fund was BNP Paribas, one of
the    country'   s    largest    financial    institutions.

Finally, the fund's emerging markets exposure is limited to a combined maximum of five percent of the fund's total assets. Even so, investments in the Philippines, South Korea, Brazil and Mexico all contributed positively to performance.

What is the fund's current strategy?

In our view, Japanese stocks currently rank among the most reasonably priced stocks in the world, especially telecommunications and technology stocks. However, we have not increased the fund's exposure there because of our concerns about the Japanese economy. In fact, we have not recently made any major shifts in our country allocations, which for the most part are very similar to those of
the    MSCI    EAFE    Index.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. PLEASE READ THE PROSPECTUS FOR FURTHER DISCUSSION OF THESE RISKS.

(2) SOURCE: LIPPER INC. -- REFLECTS NET REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Value Fund and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/01



                                                                           Inception                                       From
                                                                             Date          1 Year          5 Years       Inception
-----------------------------------------------------------------------------------------------------------------------------------

FUND                                                                        9/29/95        (8.22)%          6.96%          6.97%


((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERNATIONAL VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

August 31, 2001



COMMON STOCKS--94.3%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.6%

Goodman Fielder                                                                               1,855,637                1,221,136

National Australia Bank                                                                         259,901                4,579,258

Santos                                                                                          835,420                2,834,827

                                                                                                                       8,635,221

BELGIUM--1.2%

Dexia                                                                                           255,640                4,074,458

Dexia (Strip VVPR)                                                                              182,980  (a)               1,668

                                                                                                                       4,076,126

BRAZIL--.7%

Petroleo Brasileiro, ADR                                                                         54,815                1,173,589

Tele Norte Leste, ADR                                                                                 2                       22

Telecomunicacoes Brasileiras, ADR (PFD Block)                                                    33,667                1,102,931

                                                                                                                       2,276,542

FINLAND--.9%

Kesko, Cl. B                                                                                    169,966                1,421,121

Sampo, Cl. A                                                                                    165,300                1,401,701

                                                                                                                       2,822,822

FRANCE--7.7%

Air France                                                                                       99,695                1,648,052

Alstom                                                                                           66,875                1,825,640

Assurances Generales de France                                                                   40,859                2,231,589

BNP Paribas                                                                                      53,850                4,959,143

Bongrain                                                                                         25,928                1,080,401

Compagnie de Saint-Gobain                                                                        13,586                2,093,524

Compagnie Generale des Etablissements Michelin, Cl. B                                           103,522                3,251,782

Societe Generale, Cl. A                                                                          16,480                  973,715

TotalFinaElf, ADR                                                                                74,114                5,473,319

Usinor                                                                                          139,263                1,558,045

                                                                                                                      25,095,210

GERMANY--7.6%

Bayer                                                                                           118,219                3,794,281

Bayerische Hypo- und Vereinsbank                                                                 39,371                1,634,099

Commerzbank                                                                                     148,380                3,713,790

Deutsche Lufthansa                                                                              127,523                2,023,193

Deutsche Post                                                                                   236,104                3,509,058

E.On                                                                                            102,347                5,627,196

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

MG Technologies                                                                                 148,293                1,108,751

Merck KGaA                                                                                       26,658                1,042,760

Volkswagen                                                                                       56,039                2,483,283

                                                                                                                      24,936,411

GREECE--1.1%

Hellenic Telecommunications Organization, ADR                                                   456,978                3,710,661

HONG KONG--1.3%

Hongkong Electric                                                                               564,356                2,145,332

Swire Pacific, Cl. A                                                                            407,000                1,977,653

                                                                                                                       4,122,985

INDIA--.3%

Videsh Sanchar Nigam, ADR                                                                        74,401                  847,427

IRELAND--1.3%

Bank of Ireland                                                                                 456,995                4,341,056

ITALY--5.3%

Banca Popolare di Bergamo-Credito Varesino                                                      153,561                2,682,444

ENI                                                                                             414,885                5,517,769

Finmeccanica                                                                                  3,391,630  (a)           2,897,662

Sanpaolo IMI                                                                                    158,263                1,991,975

Telecom Italia                                                                                  926,212                4,383,059

                                                                                                                      17,472,909

JAPAN--19.0%

AIFUL                                                                                            34,250                3,095,426

CANON                                                                                           159,000                4,790,003

Credit Saison                                                                                   241,500                5,588,631

FUJI MACHINE MANUFACTURING                                                                       96,400                1,301,990

HONDA MOTOR                                                                                      82,000                2,960,239

KONAMI                                                                                           46,300                1,461,060

LAWSON                                                                                           52,400                1,825,523

MABUCHI MOTOR                                                                                    42,300                3,812,286

MINEBEA                                                                                         419,000                2,351,774

MURATA MANUFACTURING                                                                             11,500                  687,087

Marubeni                                                                                      1,458,000  (a)           2,220,709

Matsumotokiyoshi                                                                                 83,000                3,401,439

NIPPON TELEGRAPH AND TELEPHONE                                                                       95                  431,691

NISSAN MOTOR                                                                                    460,000                2,686,414



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Nippon Express                                                                                  875,000                3,850,928

Nishimatsu Construction                                                                         412,000                2,042,058

RINNAI                                                                                          179,100                3,903,471

ROHM                                                                                             15,000                1,654,816

SHOHKOH FUND & CO.                                                                               10,000                1,193,251

Seventy-Seven Bank                                                                              380,000                2,174,444

Shin-Etsu Chemical                                                                               80,000                2,477,385

Sumitomo Bakelite                                                                               226,000                1,306,534

TDK                                                                                              35,000                1,826,061

Takeda Chemical Industries                                                                       76,000                3,127,361

Yamaha Motor                                                                                    123,000                  888,434

Yamanouchi Pharmaceutical                                                                        55,000                1,312,113

                                                                                                                      62,371,128

MEXICO--.3%

Telefonos de Mexico, ADR                                                                         23,581                  859,763

NETHERLANDS--7.9%

ABN AMRO                                                                                        259,507                4,793,890

Akzo Nobel                                                                                       67,030                2,976,444

Buhrmann                                                                                        130,917                1,092,237

Fortis                                                                                          202,523                5,715,242

Hunter Douglas                                                                                   96,584                2,505,457

Koninklijke (Royal) Philips Electronics, ADR                                                    115,200                3,083,904

Stork                                                                                           153,033                1,493,030

Vedior                                                                                          197,790                2,443,674

Wolters Kluwer                                                                                   86,800                1,859,890

                                                                                                                      25,963,768

NEW ZEALAND--.4%

Telecom Corporation of New Zealand                                                              606,794                1,347,377

NORWAY--.4%

Statoil                                                                                         204,760                1,437,042

PHILIPPINES--.2%

Manila Electric, Cl. B                                                                          813,480  (a)             709,801

PORTUGAL--1.4%

Electricidade de Portugal                                                                       800,690                2,080,697

Portugal Telecom                                                                                387,192  (a)           2,478,353

                                                                                                                       4,559,050

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

SINGAPORE--2.2%

Creative Technology                                                                             165,200                1,181,180

DBS                                                                                             670,000                5,274,378

Oversea-Chinese Banking                                                                         114,855                  725,970

                                                                                                                       7,181,528

SOUTH KOREA--1.1%

Korea Electric Power, ADR                                                                       179,994                1,787,340

Pohang Iron & Steel, ADR                                                                        108,560                1,890,030

                                                                                                                       3,677,370

SPAIN--4.5%

Banco Popular Espanol                                                                            93,032                3,423,601

Endesa                                                                                          356,284                5,928,690

Repsol YPF, ADR                                                                                 317,758                5,373,288

                                                                                                                      14,725,579

SWEDEN--1.3%

Autoliv                                                                                         132,578                2,624,727

Investor, Cl. B                                                                                 129,814                1,540,756

                                                                                                                       4,165,483

SWITZERLAND--6.6%

Barry Callebaut                                                                                  19,828                2,623,540

Clariant                                                                                        108,920                2,004,542

Forbo                                                                                             2,055                  766,284

Givaudan                                                                                          5,590                1,721,345

Novartis                                                                                         82,400                3,015,601

Swisscom                                                                                         10,154                2,925,222

UBS                                                                                             110,580                5,413,611

Zurich Financial Services                                                                        11,110                3,150,517

                                                                                                                      21,620,662

TAIWAN--.4%

Taiwan Semiconductor Manufacturing, ADR                                                         105,560  (a)           1,370,169



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM--18.6%

Allied Domecq                                                                                   669,700                3,949,629

BAE SYSTEMS                                                                                     943,092                4,531,991

BOC                                                                                             263,130                3,927,492

Barclays                                                                                        169,785                5,167,335

Bunzl                                                                                           782,350                5,177,928

Diageo                                                                                          387,796                3,924,724

Enterprise Oil                                                                                  467,780                4,018,969

Morgan Crucible                                                                               1,013,407                3,851,195

Rexam                                                                                           974,555                5,037,972

Rio Tinto                                                                                       183,652                3,316,182

Royal & Sun Alliance Insurance                                                                  883,247                6,160,823

Scottish & Southern Energy                                                                      320,214                3,096,203

Unilever                                                                                        506,835                4,339,752

Wolseley                                                                                        537,201                4,016,967

                                                                                                                      60,517,162

TOTAL COMMON STOCKS

   (cost $327,905,693)                                                                                               308,843,252
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.1%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.31%, 11/8/2001                                                                           1,344,000                1,336,030

   3.30%, 11/15/2001                                                                          6,447,000                6,404,707

   3.28%, 11/29/2001                                                                          2,521,000                2,501,286

TOTAL SHORT-TERM INVESTMENTS

   (cost $10,238,764)                                                                                                 10,242,023
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $338,144,457)                                                             97.4%              319,085,275

CASH AND RECEIVABLES (NET)                                                                         2.6%                8,392,682

NET ASSETS                                                                                       100.0%              327,477,957

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           338,144,457   319,085,275

Cash                                                                  3,449,710

Cash denominated in foreign currencies                  5,009,700     5,139,772

Dividends receivable                                                    971,841

Receivable for investment securities sold                               720,287

Receivable for shares of Common Stock subscribed                        209,711

Prepaid expenses                                                         17,587

                                                                    329,594,183
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           357,017

Payable for investment securities purchased                           1,633,502

Payable for shares of Common Stock redeemed                              24,858

Accrued expenses                                                        100,849

                                                                      2,116,226
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      327,477,957
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     346,459,707

Accumulated undistributed investment income--net                      3,358,335

Accumulated net realized gain (loss) on investments

  and foreign currency transactions                                 (3,410,968)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions--Note 4(b)      (18,929,117)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      327,477,957
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      22,277,305

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.70

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended August 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $929,041 foreign taxes withheld at source)    7,270,575

Interest                                                               484,275

TOTAL INCOME                                                         7,754,850

EXPENSES:

Management fee--Note 3(a)                                            3,473,060

Shareholder servicing costs--Note 3(b)                                 942,526

Custodian fees                                                         280,454

Registration fees                                                       63,929

Professional fees                                                       26,822

Prospectus and shareholders' reports                                    17,257

Directors' fees and expenses--Note 3(c)                                  6,589

Loan commitment fees--Note 2                                             4,173

Miscellaneous                                                           24,523

TOTAL EXPENSES                                                       4,839,333

INVESTMENT INCOME--NET                                               2,915,517
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         (917,891)

Net realized gain (loss) on forward currency exchange contracts      (168,732)

NET REALIZED GAIN (LOSS)                                           (1,086,623)

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions                               (30,690,585)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (31,777,208)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (28,861,691)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------

                                                     2001                 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,915,517            2,995,045

Net realized gain (loss) on investments       (1,086,623)           27,418,422

Net unrealized appreciation
   (depreciation) on investments             (30,690,585)          (16,443,316)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    (28,861,691)           13,970,151
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,532,413)          (1,879,134)

Net realized gain on investments             (23,479,060)         (13,055,032)

TOTAL DIVIDENDS                              (26,011,473)         (14,934,166)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 415,539,603       1,117,024,340

Dividends reinvested                           18,390,242          11,642,447

Cost of shares redeemed                     (448,364,325)        (991,584,573)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (14,434,480)         137,082,214

TOTAL INCREASE (DECREASE) IN NET ASSETS      (69,307,644)         136,118,199
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           396,785,601          260,667,402

END OF PERIOD                                 327,477,957          396,785,601

Undistributed investment income--net            3,358,335            2,975,231
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    26,712,249           65,171,993

Shares issued for dividends reinvested          1,170,835              686,870

Shares redeemed                               (28,656,460)         (57,686,451)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (773,376)            8,172,412

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                                                                         Year Ended August 31,
                                                                 ------------------------------------------------------------------

                                                                 2001           2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            17.21          17.52         14.50          15.05         13.23

Investment Operations:

Investment income--net                                         .13(a)         .15(a)         .16(a)           .13           .07

Net realized and unrealized

   gain (loss) on investments                                  (1.47)            .44         3.76            (.20)         1.98

Total from Investment Operations                               (1.34)            .59         3.92            (.07)          2.05

Distributions:

Dividends from investment
   income--net                                                  (.11)          (.11)          (.15)         (.08)          (.10)

Dividends from net realized
   gain on investments                                         (1.06)          (.79)          (.75)         (.40)          (.13)

Total Distributions                                            (1.17)          (.90)          (.90)         (.48)          (.23)

Net asset value, end of period                                  14.70         17.21          17.52         14.50          15.05
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (8.22)          3.48          28.19          (.62)         15.72
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                            1.39          1.40           1.40          1.44           1.49

Ratio of net investment income

   to average net assets                                          .84           .88           1.00          1.17           1.09

Decrease reflected in
   above expense ratios

   due to undertakings by
   The Dreyfus Corporation                                         --            --            --             --            .03

Portfolio Turnover Rate                                         30.70          37.64         30.68          34.46         25.35
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                327,478        396,786       260,667        162,707        96,896

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus International Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such
valuations    are

valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital
gain    are    normally    declared    and    paid    annually,


                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and
services    related    to    the    maintenance

of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2001, the fund was charged $868,265 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $52,471 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 2001, amounted to $102,514,113 and $138,034,643, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At August 31, 2001, the fund did not have any open forward currency exchange contracts.

(B) At August 31, 2001, accumulated net unrealized depreciation on investments was $19,059,182, consisting of $25,438,062 gross unrealized appreciation and $44,497,244 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Value Fund (one of the Series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Value Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 12, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2001:

  -- the total amount of taxes paid to foreign countries was $929,041

  -- the total amount of income sourced from foreign countries was $4,949,397

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2001 calendar year with form 1099-DIV which will be mailed by January 31, 2002.

For Federal tax purposes the fund hereby designates $.7378 per share as a long-term capital gain distribution of the $1.1650 per share paid on December 11, 2000.



NOTES

                        For More Information


                        Dreyfus International Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, N.Y. 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or d
ownloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  254AR0801
===================================

Dreyfus

Midcap Value Fund

ANNUAL REPORT August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Midcap

                                                                     Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Midcap Value Fund covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Peter Higgins and Brian Ferguson.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Peter Higgins and Brian Ferguson, Portfolio Managers

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For  the  12-month  period  ended  August  31,  2001,  Dreyfus Midcap Value Fund produced a total return of 7.02%.(1) In comparison, the fund's benchmark, the Russell Midcap Value Index (the "Index"), produced a total return of 11.57% for
the    same    period.(2)

The fund's performance trailed that of the Index primarily because we allocated a higher percentage of total assets to technology stocks, which in our view reached attractive valuations but have not yet returned to favor among investors. Nonetheless, the fund did have a positive total return during a period that was quite challenging to the stock market in general. Returns from the fund' s retail, health care and energy holdings helped offset some of the losses incurred by its technology holdings.

What is the fund's investment approach?

The fund's goal is to surpass the performance of the Russell Midcap Value Index by investing in midcap companies that appear to us to be inexpensive relative to certain financial measurements of their intrinsic worth or business prospects

When selecting stocks for the fund, we emphasize three key factors: VALUE, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures; BUSINESS HEALTH, as defined by the company's overall efficiency and profitability; and BUSINESS MOMENTUM, or the presence of a catalyst -- such as corporate restructuring, change in management or a spin-off -- that could trigger an increase in the stock's price in the near term

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum or
when    its    performance    falls    short    of    our    expectations.

What other factors influenced the fund's performance?

The fund was significantly affected during the reporting period by its overweighted position in technology stocks, relative to the Index. Through intensive fundamental research, we identified what we believe are fundamentally sound, growing technology companies whose stocks were selling at attractively low prices compared to historical norms. For example, we scored successes during the period with several semiconductor capital equipment companies, as well as selected software companies, that rebounded from abnormally low valuations. Unfortunately, however, most technology stocks have not yet begun to recover from the severe declines experienced during the "tech wreck." In the wake of severe declines among technology stocks, and in the midst of an economic slowdown, most investors have not yet developed an appetite even for beaten-down
but    fundamentally    sound    technology    stocks.

On a more positive note, several other industry groups performed very well for the fund. For example, the retail sector posted strong returns through most of the period, because consumer spending remained strong even as the business sector of the economy slowed dramatically. We believe that the Federal Reserve Board' s (the "Fed") aggressive interest-rate reductions encouraged consumers to spend by making borrowing more affordable. The Fed cut interest rates seven times during the reporting period in an aggressive attempt to avert a recession
and    stimulate    future    economic    growth.

Health care stocks also produced attractive returns for the fund during the reporting period. We began increasing the fund's exposure to the health care
group    at    the    start    of    the   reporting   period   based   on   ou

belief that these stocks would hold up better than other areas in a slower economic environment. That' s because people need to take care of their health regardless of the economic environment, supporting health care companies'
earnings    even    when    the    economy    is    weak.

Finally, energy stocks also contributed positively to the fund's performance. Energy companies fared particularly well when oil and natural gas prices were high in late 2000 and early 2001, before giving back some of those gains later
in    the    period    when    energy    prices    fell.

What is the fund's current strategy?

As of the end of the reporting period, the economy has continued to deteriorate. In response, we have increased the fund's exposure to traditionally defensive market sectors, such as health care and energy, which have historically tended to hold their value better during downturns than other areas of the market. At the same time, we have trimmed our exposure to several reinsurance companies, because we believe that pricing difficulties in a faltering economy could cause
their    stock    prices    to    decline.

However, we have continued to invest in a carefully selected group of technology stocks that we believe are fundamentally sound but whose stocks are currently selling at low prices. Should these stocks return to favor among investors, as we believe they eventually will, their prices will rise accordingly. However, there is no guarantee that this will happen, and the fund's composition is subject to change as market conditions evolve.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Midcap Value Fund and the Russell Midcap Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/01



                                                                Inception                                                From
                                                                  Date              1 Year            5 Years          Inception
-----------------------------------------------------------------------------------------------------------------------------------

FUND                                                             9/29/95             7.02%            20.97%            22.26%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MIDCAP VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL MIDCAP VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX OF THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2001




COMMON STOCKS--99.0%                                                                           Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--7.1%

Agrium                                                                                          441,800                4,705,170

Alcan                                                                                           172,600                6,268,832

Arch Coal                                                                                       377,600                6,872,320

CONSOL Energy                                                                                   297,400                7,732,400

IMC Global                                                                                      490,300                5,790,443

Jefferson Smurfit, ADR                                                                          479,500               10,716,825

Massey Energy                                                                                   504,500                9,913,425

Phelps Dodge                                                                                    333,100               13,124,140

PolyOne                                                                                         365,300                3,689,530

Potash Corp. of Saskatchewan                                                                    115,500                7,256,865

USX-U. S. Steel                                                                                 219,400                4,363,866

                                                                                                                      80,433,816

CAPITAL GOODS--7.3%

Agilent Technologies                                                                            469,000  (a)          12,428,500

Corning                                                                                         557,300                6,693,173

Deere & Co.                                                                                     233,400               10,075,878

Eaton                                                                                            36,600                2,632,638

Ingersoll-Rand                                                                                  370,500               15,031,185

Kadant                                                                                            8,445  (a)             116,963

NCR                                                                                             582,700  (a)          22,055,195

Quanta Services                                                                                 124,700  (a)           2,243,353

TRW                                                                                              82,100                2,889,920

Thermo Electron                                                                                 145,700  (a)           3,157,319

Xerox                                                                                           561,800                5,168,560

                                                                                                                      82,492,684

CONSUMER DURABLES--.8%

Autoliv                                                                                         136,800                2,720,952

Masco                                                                                           244,900                6,323,318

                                                                                                                       9,044,270

CONSUMER NON-DURABLES--4.6%

Eastman Kodak                                                                                    36,400                1,625,988

Jones Apparel Group                                                                             186,300  (a)           5,942,970

Loews                                                                                           151,600                7,401,112

NIKE, Cl. B                                                                                     202,900               10,145,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES (CONTINUED)

Reader's Digest Association, Cl. A                                                              270,100                5,050,870

Tyson Foods, Cl. A                                                                            1,322,100               13,948,155

UST                                                                                             249,100                8,220,300

                                                                                                                      52,334,395

CONSUMER SERVICES--13.3%

Abercrombie & Fitch, Cl. A                                                                      160,300  (a)           4,863,502

Barnes & Noble                                                                                  160,300  (a)           6,487,341

CVS                                                                                             443,800               16,025,618

Cendant                                                                                         711,800  (a)          13,574,026

Circuit City Stores-Circuit City Group                                                          334,500                5,586,150

Federated Department Stores                                                                     278,400  (a)          10,108,704

Gap                                                                                             615,500               12,094,575

Interpublic Group of Companies                                                                  475,700               12,881,956

Intimate Brands                                                                                 392,400                5,399,424

McDonald's                                                                                      350,600               10,528,518

Nextel Communications, Cl. A                                                                    716,500  (a)           8,655,320

Park Place Entertainment                                                                        882,900  (a)           9,385,227

Pittston Brink's                                                                                156,200                3,445,772

RadioShack                                                                                      945,900               22,134,060

Rite Aid                                                                                        344,700  (a)           2,736,918

Six Flags                                                                                       422,200  (a)           7,021,186

                                                                                                                     150,928,297

ENERGY--14.7%

Anadarko Petroleum                                                                              162,700                8,419,725

Baker Hughes                                                                                    177,800                5,856,732

Burlington Resources                                                                            105,400                4,005,200

Cooper Cameron                                                                                  126,700  (a)           5,479,775

Devon Energy                                                                                    257,206               11,900,922

EOG Resources                                                                                   124,100                3,924,042

El Paso                                                                                         115,000                5,587,850

Global Marine                                                                                   527,400  (a)           7,594,560

Grant Prideco                                                                                   177,000  (a)           1,851,420

Halliburton                                                                                     304,200                8,475,012

Noble Affiliates                                                                                254,900                8,602,875

Petroleum Geo-Services, ADR                                                                     999,300  (a)           9,953,028


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Rowan Cos.                                                                                       61,100  (a)             950,105

Santa Fe International                                                                          498,200               12,604,460

Sunoco                                                                                          538,900               20,386,587

Tidewater                                                                                       360,200               11,204,340

Transocean Sedco Forex                                                                          423,400               12,236,260

Valero Energy                                                                                   389,400               16,117,745

Varco International                                                                             190,200  (a)           2,887,236

Weatherford International                                                                       265,300  (a)           8,821,396

                                                                                                                     166,859,270

FINANCIAL SERVICES--11.0%

ACE                                                                                             158,600                5,260,762

Allstate                                                                                        114,100                3,871,413

Aon                                                                                              84,100                3,124,315

Bear Stearns Cos.                                                                                43,000                2,244,170

Chubb                                                                                            33,700                2,274,750

Conseco                                                                                       1,008,200  (a)           9,255,276

E*Trade Group                                                                                 1,796,900  (a)          11,500,160

Everest Re                                                                                       99,600                6,464,040

First Union                                                                                      59,600                2,051,432

FleetBoston Financial                                                                           384,700               14,168,501

Franklin Resources                                                                              211,600                8,681,948

Hartford Financial Services                                                                      56,500                3,661,200

Knight Trading Group                                                                          1,205,800  (a)          12,540,320

Stilwell Financial                                                                            1,039,400               29,726,840

XL Capital, Cl. A                                                                               121,300               10,067,900

                                                                                                                     124,893,027

HEALTH CARE--9.6%

Aetna                                                                                           174,200  (a)           5,208,580

Bausch & Lomb                                                                                   615,300               22,378,461

Boston Scientific                                                                               412,000  (a)           7,869,200

Guidant                                                                                         827,900  (a)          29,897,045

ICN Pharmaceuticals                                                                           1,335,300               39,324,585

Oxford Health Plans                                                                              62,700  (a)           1,879,746

Quintiles Transnational                                                                         115,400  (a)           2,020,654

                                                                                                                     108,578,271

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS--.5%

Symbol Technologies                                                                             382,400                5,162,400

TECHNOLOGY--22.7%

Accenture, Cl. A                                                                                597,000                8,895,300

Advanced Micro Devices                                                                          299,500  (a)           4,054,549

Agere Systems, Cl. A                                                                          1,061,200  (a)           5,412,120

Apple Computer                                                                                  817,700  (a)          15,168,335

Arrow Electronics                                                                                30,100  (a)             806,379

Ascential Software                                                                            2,092,050  (a)           9,874,476

Avaya                                                                                           853,200                9,692,352

Avnet                                                                                           132,100                3,180,968

BMC Software                                                                                    574,300  (a)           9,188,800

Compaq Computer                                                                                 295,700                3,651,895

Computer Sciences                                                                               207,700  (a)           7,809,520

Comverse Technology                                                                             211,400  (a)           5,314,596

Conexant Systems                                                                              2,572,800  (a)          30,642,048

DuPont Photomasks                                                                               215,600  (a)           7,546,000

Fairchild Semiconductor, Cl. A                                                                  166,100  (a)           3,582,777

Gateway                                                                                         361,700  (a)           3,244,449

Global Crossing                                                                                 207,400  (a)             874,627

i2 Technologies                                                                                 490,500  (a)           3,266,730

Infineon Technologies, ADR                                                                      416,700                9,846,621

JDS Uniphase                                                                                    487,300  (a)           3,435,465

KPMG Consulting                                                                                 446,100                6,571,053

Keane                                                                                           227,000  (a)           3,824,950

LSI Logic                                                                                       230,600  (a)           4,669,650

Lexmark International                                                                            92,800  (a)           4,830,240

Macromedia                                                                                      360,400  (a)           5,020,372

Motorola                                                                                        436,700                7,598,580

Palm                                                                                          1,412,000  (a)           5,054,960

Parametric Technology                                                                         1,306,000  (a)           9,520,740

Scientific-Atlanta                                                                            1,016,300               20,874,276

Silicon Graphics                                                                                704,500  (a)             309,980

Solectron                                                                                     1,034,300  (a)          14,066,480

Symantec                                                                                        189,300  (a)           8,138,007


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Tellabs                                                                                         339,900  (a)           4,527,468

Teradyne                                                                                        261,100  (a)           8,558,858

3Com                                                                                          2,330,900  (a)           9,586,057

                                                                                                                     258,639,678

TRANSPORTATION--3.1%

AMR                                                                                             387,400  (a)          12,392,926

Continental Airlines, Cl. B                                                                     120,800  (a)           5,248,452

Delta Air Lines                                                                                 315,500               12,178,300

Norfolk Southern                                                                                314,600                5,857,852

                                                                                                                      35,677,530

UTILITIES--4.3%

Aquila                                                                                          341,840  (a)           8,904,932

Citizens Communications                                                                         574,300  (a)           6,173,725

Mirant                                                                                          714,500  (a)          20,470,425

NRG Energy                                                                                      213,000  (a)           3,919,200

PG&E                                                                                            216,700                3,553,880

Wisconsin Energy                                                                                225,980                6,169,118

                                                                                                                      49,191,280

TOTAL COMMON STOCKS

   (cost $1,213,135,413)                                                                                           1,124,234,918
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.5%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.32%, 11/8/2001                                                                           3,351,000                3,331,128

   3.27%, 11/29/2001                                                                          2,448,000                2,428,857

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,758,219)                                                                                                   5,759,985
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,218,893,632)                                                           99.5%            1,129,994,903

CASH AND RECEIVABLES (NET)                                                                          .5%                6,246,795

NET ASSETS                                                                                       100.0%            1,136,241,698

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,218,893,632  1,129,994,903

Cash                                                                  5,450,164

Receivable for investment securities sold                            26,707,023

Receivable for shares of Common Stock subscribed                      2,857,864

Dividends receivable                                                  1,116,768

Prepaid expenses                                                         91,856

                                                                  1,166,218,578
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,050,053

Payable for investment securities purchased                          25,872,373

Payable for shares of Common Stock redeemed                           2,711,745

Accrued expenses                                                        342,709

                                                                     29,976,880
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,136,241,698
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,171,517,608

Accumulated net realized gain (loss) on investments                  53,622,819

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4(b)                                        (88,898,729)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,136,241,698
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      43,160,000

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          26.33

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended August 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $25,666 foreign taxes withheld at source)     5,545,473

Interest                                                               461,815

TOTAL INCOME                                                         6,007,288

EXPENSES:

Management fee--Note 3(a)                                            4,754,055

Shareholder servicing costs--Note 3(b)                               1,995,575

Registration fees                                                      294,076

Custodian fees--Note 3(b)                                              128,068

Prospectus and shareholders' reports                                    40,968

Professional fees                                                       32,260

Interest expense--Note 2                                                14,837

Directors' fees and expenses--Note 3(c)                                 13,087

Miscellaneous                                                           10,774

TOTAL EXPENSES                                                       7,283,700

INVESTMENT (LOSS)                                                  (1,276,412)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Long transactions                                                74,474,694

   Short sale transactions                                             325,938

NET REALIZED GAIN (LOSS)                                            74,800,632

Net unrealized appreciation (depreciation) on investments         (106,807,748)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (32,007,116)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (33,283,528)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                                --------------------------------

                                                     2001                2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                              (1,276,412)            (401,386)

Net realized gain (loss) on investments        74,800,632           19,547,442

Net unrealized appreciation (depreciation)
   on investments                            (106,807,748)          15,980,664

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (33,283,528)           35,126,720
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS             (32,738,221)          (4,867,590)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold              1,367,378,810          190,777,681

Dividends reinvested                          31,275,211            4,649,363

Cost of shares redeemed                     (385,434,926)        (134,809,876)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS         1,013,219,095           60,617,168

TOTAL INCREASE (DECREASE) IN NET ASSETS      947,197,346           90,876,298
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          189,044,352           98,168,054

END OF PERIOD                              1,136,241,698          189,044,352
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                   49,280,991            7,858,196

Shares issued for dividends reinvested         1,359,201              233,168

Shares redeemed                              (14,205,633)          (5,889,376)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING 36,434,559            2,201,988

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                          Year Ended August 31,
                                                                 ------------------------------------------------------------------

                                                                 2001           2000           1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            28.11          21.70          15.39          22.23         15.80

Investment Operations:

Investment (loss)--net                                       (.06)(a)       (.09)(a)       (.17)(a)      (.06)(a)          (.01)

Net realized and unrealized
   gain (loss) on investments                                    1.56          7.74           8.26         (5.73)           8.23

Total from Investment Operations                                 1.50          7.65           8.09         (5.79)           8.22

Distributions:

Dividends from investment income--net                              --            --            --             --           (.04)

Dividends from net realized gain
   on investments                                              (3.28)         (1.24)         (1.78)        (1.05)         (1.75)

Total Distributions                                            (3.28)         (1.24)         (1.78)        (1.05)         (1.79)

Net asset value, end of period                                  26.33         28.11          21.70         15.39          22.23
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 7.02         37.60          55.71        (27.32)         55.45
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            1.15         1.27            1.34          1.29          1.25

Ratio of interest expense to
   average net assets                                          .00(b)          .04             .06           .01           .01

Ratio of net investment (loss)
   to average net assets                                        (.20)          (.38)          (.89)         (.25)          (.14)

Decrease reflected in above
   expense ratios due
   to undertakings by
   The Dreyfus Corporation                                         --            --             --             --           .26

Portfolio Turnover Rate                                        191.89         242.27         257.23        168.72        154.92
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,136,242        189,044         98,168        80,300        81,494

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Midcap  Value  Fund  (the  "fund" ) is a separate diversified series of
Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund's investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B)  SECURITIES  TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are
recorded    on   a   trade   date   basis.   Realized   gain   and   loss   fro

securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $7,373 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended August 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,276,412 and increase paid-in capital by $401,386 and decreased accumulated net realized gain (loss) on investments by $1,677,798. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates effect at the time of borrowings.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2001 was approximately $191,800 with a related weighted average annualized interest rate of 7.74%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2001, the fund was charged $1,584,685 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $176,412 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2001, the fund was charged $128,068 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000
and    an    attendance    fee    of    $4,000    for

each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(A)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended August 31, 2001:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                     2,168,787,751        1,201,627,587

Short sale transactions                   1,374,500            1,700,438

     TOTAL                            2,170,162,251        1,203,328,025

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. At August 31, 2001, there were no securities sold short outstanding.

(B) At August 31, 2001, accumulated net unrealized depreciation on investments was $88,898,729, consisting of $39,832,323, gross unrealized appreciation and $128,731,052 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Midcap Value Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of August 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 12, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.3676 per share as a long-term capital gain distribution of the $3.2800 per share paid on December 4, 2000.

The fund also designates 4.829% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

                                                             The Fund

                        For More Information


                        Dreyfus Midcap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  258AR0801
=====================================

Dreyfus

Mid Cap Value

Plus Fund

ANNUAL REPORT August 31, 2001



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            17   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                        Mid Cap Value Plus Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Mid Cap Value Plus Fund covers the period from the fund's inception on June 29, 2001 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Brian Ferguson.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Mid Cap Value Plus Fund perform relative to its benchmark?

From its inception on June 29, 2001 to the end of the annual reporting period on August 31, 2001, the fund produced a total return of -5.84%.(1) By comparison, the Russell Midcap Value Index, the fund's benchmark, produced a total return of -2.22% for the same period.(2)

We believe that two months is too brief a time to assess the performance of any long-term investment. With that said, however, market conditions generally weakened during the reporting period because of a slowing economy.

What is the fund's investment approach?

The fund's goal is to exceed the performance of the Russell Midcap Value Index. To pursue this goal, the fund invests primarily in the common stocks of companies whose market values generally range between $2.5 billion and $35 billion at the time of purchase. However, because the fund may continue to hold a security as its market capitalization grows, a substantial portion of the fund' s holdings may have market capitalizations in excess of $35 billion at any given time.

When selecting stocks for the fund, we utilize a "bottom-up" approach, where the focus is on individual stock selection rather than attempting to forecast market trends. The fund' s investment approach is value oriented, research driven and risk averse. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research and by focusing on three key factors:

*    VALUE,  or  how  a  stock  is  priced  relative  to  traditional   business
     performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*BUSINESS   MOMENTUM,  or  the  presence  of  a  catalyst  (such  as  corporate restructuring  or  changes  in  management) that may potentially trigger a price
increase    in    the    near    to    midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls
short    of    our    expectations.

What other factors influenced the fund's performance?

During the brief reporting period, the market's preference for value stocks over growth stocks was the most significant factor influencing performance. Because we employ a generally value-oriented approach, this trend helped the fund avoid the brunt of the market's declines. In fact, in the late 1990s, value stocks languished as growth stocks dominated the stock market. Over time, growth stock prices rose to historically high levels relative to earnings, sales and other measures. When technology stocks fell abruptly out of favor in mid-2000, however, market leadership shifted to stocks with lower earnings growth rates and more reasonable valuations, which are the types of stocks in which the fund invests.

The fund's performance was also affected by its above-average exposure to technology stocks. Although most technology companies are traditionally considered growth stocks, our research has uncovered a number of growing technology companies whose low stock prices put them firmly within the value category. In our view, these fundamentally sound businesses were unfairly punished along with more speculative stocks, creating opportunities to acquire shares of growing technology companies at what we believe are bargain prices

Health care stocks have also performed well during the short time since the fund' s inception. The fund began operations with a relatively large exposure to health care stocks, primarily because they have historically performed well
during    periods    of    slowing    economic    growth.

People need to take care of their health and medical needs regardless of the economic environment, supporting health care companies' revenues even during downturns.

Finally, the fund's energy holdings performed relatively well, contributing modestly to the fund' s overall returns. We have invested primarily in energy services companies, many of which were selling at compelling valuations, in our opinion.

What is the fund's current strategy?

As of August 31, 2001, we have reduced the fund's exposure to capital goods stocks, locking in profits when they reached our valuation targets. We have also trimmed our exposure to reinsurance stocks based on current valuations

On the other hand, we believe that we' ve found a number of attractive opportunities in the retail area, where valuations are near historic lows and the industry is suffering from a slowdown in consumer spending. As the economy recovers and consumers gain confidence, we believe that retailers could be among the first to benefit. Of course, there is no guarantee that they will do so, and the fund's composition is subject to change as market conditions evolve.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2001

STATEMENT OF INVESTMENTS



COMMON STOCKS--96.6%                                                                             Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--5.4%

Alcan                                                                                               630                   22,882

CONSOL Energy                                                                                     1,040                   27,040

Jefferson Smurfit, ADR                                                                              940                   21,009

Phelps Dodge                                                                                        420                   16,548

Potash Corp. of Saskatchewan                                                                        380                   23,875

                                                                                                                         111,354

CAPITAL GOODS--6.0%

Deere & Co.                                                                                         730                   31,514

Eaton                                                                                               160                   11,509

Ingersoll-Rand                                                                                      520                   21,096

Kadant                                                                                               24  (a)                 332

NCR                                                                                               1,040  (a)              39,364

TRW                                                                                                 300                   10,560

Thermo Electron                                                                                     420  (a)               9,101

                                                                                                                         123,476

CONSUMER DURABLES--1.1%

Masco                                                                                               860                   22,205

CONSUMER NON-DURABLES--5.8%

Eastman Kodak                                                                                       160                    7,147

Loews                                                                                               490                   23,922

NIKE, Cl. B                                                                                         740                   37,000

Tyson Foods, Cl. A                                                                                2,210                   23,316

UST                                                                                                 840                   27,720

                                                                                                                         119,105

CONSUMER SERVICES--13.4%

Abercrombie & Fitch, Cl. A                                                                          600  (a)              18,204

Barnes & Noble                                                                                      570  (a)              23,068

CVS                                                                                                 670                   24,194

Cendant                                                                                           1,290  (a)              24,600

Circuit City Stores-Circuit City Group                                                            1,160                   19,372

Federated Department Stores                                                                         420  (a)              15,250

Gap                                                                                               1,770                   34,781

Interpublic Group of Companies                                                                      850                   23,018

McDonald's                                                                                        1,160                   34,835

Nextel Communications, Cl. A                                                                        470  (a)               5,678

Park Place Entertainment                                                                            940  (a)               9,992

RadioShack                                                                                        1,820                   42,588

                                                                                                                         275,580


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--12.3%

Anadarko Petroleum                                                                                  420                   21,735

Baker Hughes                                                                                        630                   20,752

Burlington Resources                                                                                380                   14,440

Cooper Cameron                                                                                      450  (a)              19,463

EOG Resources                                                                                       420                   13,280

El Paso                                                                                             420                   20,408

Global Marine                                                                                     1,270  (a)              18,288

Halliburton                                                                                       1,040                   28,974

Santa Fe International                                                                            1,360                   34,408

Sunoco                                                                                              950                   35,938

Transocean Sedco Forex                                                                              520                   15,028

Valero Energy                                                                                       250                   10,375

                                                                                                                         253,089

FINANCIAL SERVICES--15.3%

ACE                                                                                                 520                   17,248

Allstate                                                                                            410                   13,911

Aon                                                                                                 280                   10,402

Bear Stearns Cos.                                                                                   150                    7,829

Chubb                                                                                               110                    7,425

Conseco                                                                                           1,430  (a)              13,127

E*Trade Group                                                                                     2,770  (a)              17,728

Everest Re                                                                                          300                   19,470

First Union                                                                                         280                    9,638

FleetBoston Financial                                                                             1,250                   46,038

Franklin Resources                                                                                  730                   29,952

Hartford Financial Services                                                                         200                   12,960

Knight Trading Group                                                                              2,090  (a)              21,736

Stilwell Financial                                                                                1,820                   52,052

XL Capital, Cl. A                                                                                   420                   34,860

                                                                                                                         314,376

HEALTH CARE--8.8%

Aetna                                                                                               660  (a)              19,734

Bausch & Lomb                                                                                       840                   30,551

Guidant                                                                                           1,400  (a)              50,568

ICN Pharmaceuticals                                                                               2,710                   79,809

                                                                                                                         180,662

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--19.7%

Accenture, Cl. A                                                                                    560                    8,344

Agere Systems, Cl. A                                                                              4,240  (a)              21,624

Apple Computer                                                                                    2,110  (a)              39,141

Ascential Software                                                                                6,000  (a)              28,320

Avaya                                                                                             1,980                   22,493

BMC Software                                                                                      1,980  (a)              31,680

Compaq Computer                                                                                   1,020                   12,597

Computer Sciences                                                                                   210  (a)               7,896

Conexant Systems                                                                                  4,670  (a)              55,620

Gateway                                                                                           1,270  (a)              11,392

Infineon Technologies, ADR                                                                          490                   11,579

Lexmark International                                                                               360  (a)              18,738

Motorola                                                                                          1,560                   27,144

Parametric Technology                                                                             2,070  (a)              15,090

Scientific-Atlanta                                                                                1,540                   31,632

Solectron                                                                                         1,610  (a)              21,896

Teradyne                                                                                            940  (a)              30,813

3COM                                                                                              2,450  (a)              10,069

                                                                                                                         406,068

TRANSPORTATION--3.3%

AMR                                                                                                 520  (a)              16,635

Continental Airlines, Cl. B                                                                         410  (a)              17,884

Delta Air Lines                                                                                     300                   11,580

Norfolk Southern                                                                                  1,110                   20,668

                                                                                                                          66,767

UTILITIES--5.5%

Aquila                                                                                            1,180  (a)              30,739

Mirant                                                                                            1,340  (a)              38,391

NRG Energy                                                                                          730  (a)              13,432

PG&E                                                                                                600                    9,840

Wisconsin Energy                                                                                    870                   20,967

                                                                                                                         113,369
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,118,471)                                                               96.6%                1,986,051

CASH AND RECEIVABLES (NET)                                                                         3.4%                   70,895

NET ASSETS                                                                                       100.0%                2,056,946

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,118,471     1,986,051

Cash                                                                     63,251

Receivable for investment securities sold                                33,892

Dividends receivable                                                      2,318

Prepaid expenses                                                         15,822

Due from The Dreyfus Corporation and affliliates                          7,981

                                                                      2,109,315
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              34,292

Accrued expenses                                                         18,077

                                                                         52,369
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,056,946
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,174,109

Accumulated undistributed investment income--net                          2,177

Accumulated net realized gain (loss) on investments                      13,080

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              (132,420)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,056,946
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)         174,809

NET ASSET VALUE, offering and redemption price per share--Note 2(d) ($)   11.77

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

From June 29, 2001 (commencement of operations) to August 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $14 foreign taxes withheld at source)             3,398

Interest                                                                 1,398

TOTAL INCOME                                                             4,796

EXPENSES:

Investment advisory fee--Note 2(a)                                       2,628

Auditing fees                                                           15,227

Registration fees                                                        3,181

Custodian fees--Note 2(b)                                                1,539

Shareholder servicing costs--Note 2(b)                                     945

Prospectus and shareholders' reports                                       826

Legal fees                                                                 500

Directors' fees and expenses--Note 2(c)                                    114

Miscellaneous                                                              217

TOTAL EXPENSES                                                          25,177

Less--expense reimbursement from The Dreyfus Corporation
   due to undertaking--Note 2(a)                                       (19,921)

NET EXPENSES                                                             5,256

INVESTMENT (LOSS)                                                         (460)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                 13,080

Net unrealized appreciation (depreciation) on investments             (132,420)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (119,340)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (119,800)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

From June 29, 2001 (commencement of operations) to August 31, 2001


--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                         (460)

Net realized gain (loss) on investments                                 13,080

Net unrealized appreciation (depreciation) on investments             (132,420)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       (119,800)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

NET PROCEEDS FROM SHARES SOLD                                        2,176,746

TOTAL INCREASE (DECREASE) IN NET ASSETS                              2,056,946
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        2,056,946

Undistributed investment income--net                                     2,177
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES SOLD                                                            174,809

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period from June 29, 2001 (commencement of operations) to August 31, 2001. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment (loss)                                                (.00)(a,b)

Net realized and unrealized gain (loss)
  on investments                                                      (.73)

Total from Investment Operations                                      (.73)

Net asset value, end of period                                        11.77
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  (5.84)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .26(c)

Ratio of investment (loss) to average net assets                   (.02)(c)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                     1.00(c)

Portfolio Turnover Rate                                            35.82(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 2,057

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

C NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Mid Cap Value Plus Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund, which commenced operations on June 29, 2001. The fund's investment objective is to exceed the performance of the Russell Midcap Value Index. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of August 31, 2001, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 160,000 shares of the fund.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used

                                                                      The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $127 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended August 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $2,637 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.


Dreyfus has undertaken, from June 29, 2001 through August 31, 2002, to reduce the investment advisory fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, shareholder service plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $19,921 during the period ended August 31, 2001.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBCAM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2001, the fund was charged $876 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $18 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2001, the fund was charged $1,539 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2001, amounted to $2,576,741 and $471,638, respectively.

At August 31, 2001, accumulated net unrealized depreciation on investments was $132,420, consisting of $58,908, gross unrealized appreciation and $191,328 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Mid Cap Value Plus Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Mid Cap Value Plus Fund (one of the Series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2001, and the related statements of operations and changes in net assets and financial highlights for the period from June 29, 2001 (commencement of operations) to August 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Mid Cap Value Plus Fund at August 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 29, 2001 to August 31, 2001, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 12, 2001

                                                             The Fund


                        For More Information


                        Dreyfus Mid Cap Value Plus Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        The Boston Company Asset

                        Management, LLC
                        One Boston Place
                        Boston, MA 02108

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                         New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  017AR0801
====================================

Dreyfus

Large Company

Value Fund

ANNUAL REPORT August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                       Large Company Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Large Company Value Fund covers the 10-month period from November 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Large Company Value Fund perform relative to its benchmark?

For the 10-month period between the end of the fund's previous fiscal year-end on October 31, 2000 and the end of its current fiscal year on August 31, 2001, the fund produced a total return of -7.29% .(1) In comparison, the fund's benchmark, the Russell 1000 Value Index (the "Index"), achieved a total return of -4.36% for the same period.(2) The fund's results include performance under the guidance of the prior manager and the current manager, the latter of whom assumed management of the fund in July 2001.

We attribute the fund's overall performance to a difficult market environment for equities. Slowing U.S. economic conditions drove the Index slightly lower during the period. The fund produced somewhat weaker results than the Index because  of  the  disappointing  performance  of  a  small  number of individual
holdings   in   the  financial,  capital  goods  and  energy  industry  groups.

What is the fund's investment approach?

The fund invests primarily in a diversified portfolio of companies with total market values of $5 billion or more at the time of purchase. To create that portfolio, we focus on a broad universe of stocks, looking for what we believe are attractive individual investment opportunities. While our investment approach emphasizes value-oriented stocks (those that appear underpriced according a variety of financial measurements) , we also evaluate growth characteristics and frequently purchase stocks that exhibit both growth and
value    characteristics.

Our stock selection process relies on fundamental, bottom-up research into the underlying business and financial characteristics of each company in our investment  universe.  By  examining  a  variety  of  factors, such as financial
stability,   competitive  position  and  the  impact  of  management   The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

or organizational change, we seek to identify investment candidates we believe are well positioned to prosper. We invest when a candidate's stock appears reasonably priced in relation to the company's prospects. We typically sell a stock when the reasons for buying it no longer apply or when the company begins
to    show    deteriorating    fundamentals.

What other factors influenced the fund's performance?

Weakness in the U.S. economy undermined many areas of the stock market during the reporting period. However, many investors sought shelter from uncertainty in value-oriented stocks, which declined far less on average than did growth-oriented stocks. This trend worked in the fund's favor during the period, especially in the basic materials and health care areas, both of which produced positive returns. However, in the financial and capital goods areas, performance was undermined by declines in several significant holdings, such as American Express, Bank of New York and Tyco International. Some of the fund' s energy-related holdings were also hurt by declines in energy prices during the
second    half    of    the    reporting    period.

What is the fund's current strategy?

Since late July 2001, when we stepped in as the fund's manager, we have sought ways to add value to the fund by actively managing its assets. Our approach has added flexibility to the fund's management style in several key areas where we believe Dreyfus' superb fundamental research capabilities can help the fund outperform the Index. Accordingly, we have begun reviewing the fund's portfolio, eliminating holdings not judged to be fundamentally attractive and maintaining
or    adding    to    those    that    meet    our    investment    criteria.

We believe that the best way to select good stocks for the long term is to carefully examine the financial and business fundamentals of each company in our investment universe. We do not favor limiting the fund to holding stocks in only the largest companies or to maintaining the same proportion of each industry as the Index. Rather, we believe in selecting the strongest prospects from among
all    possible

investment candidates. While we intend to maintain a diversified portfolio of approximately 100 to 125 holdings in a wide range of industries, we expect that our investment approach may lead us to significantly emphasize one industry group or another, depending on which groups offer the greatest number of attractive investment opportunities. At the same time, we remain committed to the principle of blending growth and value disciplines to construct a portfolio that performs well in a wide range of market cycles and economic environments

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Company Value Fund and the Russell 1000 Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/01



                                                                           Inception                                       From
                                                                             Date          1 Year          5 Years       Inception
-----------------------------------------------------------------------------------------------------------------------------------

FUND                                                                       12/29/93        (6.96)%          9.55%         12.87%

((+))  SOURCE: LIPPER INC.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS LARGE COMPANY VALUE FUND ON 12/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX"). FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER-PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2001



COMMON STOCKS--98.5%                                                                             Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BANKING--6.9%

Bank of America                                                                                  31,000                1,906,500

Bank of New York                                                                                 22,000                  873,400

FleetBoston Financial                                                                            23,300                  858,139

PNC Financial Services Group                                                                      4,100                  273,019

Wells Fargo                                                                                      44,600                2,052,046

                                                                                                                       5,963,104

COMMERCIAL SERVICES--.7%

McGraw-Hill Cos.                                                                                  2,900                  171,825

Henry Schein                                                                                     11,000  (a)             399,520

                                                                                                                         571,345

CONSUMER DURABLES--2.5%

Ford Motor                                                                                       29,400                  584,178

General Motors                                                                                   21,725                1,189,444

Newell Rubbermaid                                                                                17,900                  409,910

                                                                                                                       2,183,532

CONSUMER NON-DURABLES--8.1%

Coca-Cola                                                                                         8,700                  423,429

Gillette                                                                                         16,700                  511,855

Jones Apparel Group                                                                              11,500  (a)             366,850

Kimberly-Clark                                                                                    8,300                  515,015

Kraft Foods                                                                                      20,100                  648,225

Liz Claiborne                                                                                    11,400                  597,930

PepsiCo                                                                                           6,800                  319,600

Philip Morris Cos.                                                                               31,200                1,478,880

Procter & Gamble                                                                                 23,300                1,727,695

UST                                                                                              11,500                  379,500

                                                                                                                       6,968,979

CONSUMER SERVICES--3.9%

Carnival                                                                                         22,000                  688,160

Clear Channel Communications                                                                      5,100  (a)             256,377

Comcast, Cl. A                                                                                   13,100  (a)             479,853

Disney (Walt)                                                                                    29,500                  750,185

McDonald's                                                                                       21,100                  633,633

Viacom, Cl. B                                                                                    12,000  (a)             508,800

                                                                                                                       3,317,008

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY--5.2%

Boeing                                                                                           21,000                1,075,200

Compaq Computer                                                                                  20,100                  248,235

General Dynamics                                                                                  2,400                  189,504

Hewlett-Packard                                                                                  25,200                  584,892

International Business Machines                                                                   9,300                  930,000

Micron Technology                                                                                22,600  (a)             849,986

Motorola                                                                                         17,600                  306,240

Raytheon                                                                                         10,000                  262,900

                                                                                                                       4,446,957

ENERGY MINERALS--8.2%

Anadarko Petroleum                                                                                8,600                  445,050

Conoco, Cl. B                                                                                    29,085                  861,498

Exxon Mobil                                                                                     112,442                4,514,546

Ocean Energy                                                                                     56,400                1,063,140

Santa Fe International                                                                            7,800                  197,340

                                                                                                                       7,081,574

FINANCE--23.6%

Allstate                                                                                         30,800                1,045,044

American Express                                                                                 25,400                  925,068

American International Group                                                                     34,129                2,668,927

Bank One                                                                                         29,800                1,033,762

Citigroup                                                                                        93,207                4,264,220

Countrywide Credit                                                                               11,700                  485,550

Fannie Mae                                                                                        8,200                  624,922

Fifth Third Bancorp                                                                               6,200                  361,460

Freddie Mac                                                                                      18,700                1,175,856

GreenPoint Financial                                                                             39,700                1,564,974

Household International                                                                           7,000                  413,700

J.P. Morgan Chase & Co.                                                                          28,800                1,134,720

KeyCorp                                                                                           9,100                  228,410

MBNA                                                                                             25,200                  875,952

Morgan Stanley Dean Witter & Co.                                                                 27,400                1,461,790

Synovus Financial                                                                                10,600                  326,480

USA Education                                                                                    10,200                  807,942

Washington Mutual                                                                                25,200                  943,488

                                                                                                                      20,342,265


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES--3.4%

HCA                                                                                              22,400                1,024,576

HEALTHSOUTH                                                                                      36,000  (a)             650,880

Humana                                                                                           22,000  (a)             264,000

Oxford Health Plans                                                                              16,200  (a)             485,676

Wellpoint Health Networks                                                                         5,000  (a)             532,400

                                                                                                                       2,957,532

HEALTH TECHNOLOGY--5.7%

Abbott Laboratories                                                                              20,800                1,033,760

American Home Products                                                                            6,600                  369,600

Baxter International                                                                              8,800                  454,080

Bristol-Myers Squibb                                                                              9,200                  516,488

Johnson & Johnson                                                                                11,278                  594,463

King Pharmaceuticals                                                                             11,200  (a)             484,400

Merck & Co.                                                                                      22,500                1,464,750

Zimmer Holdings                                                                                     920  (a)              25,024

                                                                                                                       4,942,565

INDUSTRIAL SERVICES--1.6%

BJ Services                                                                                      13,800  (a)             309,534

ENSCO International                                                                               5,500                  100,320

Waste Management                                                                                 30,000                  927,900

                                                                                                                       1,337,754

NON-ENERGY MINERALS--1.3%

Alcoa                                                                                            23,200                  884,384

Weyerhaeuser                                                                                      4,500                  255,375

                                                                                                                       1,139,759

PROCESS INDUSTRIES--4.1%

Boise Cascade                                                                                    13,300                  488,110

Dow Chemical                                                                                     26,430                  926,636

du Pont (EI) de Nemours                                                                          13,800                  565,386

International Paper                                                                              14,500                  581,740

Monsanto                                                                                         27,100                  924,381

                                                                                                                       3,486,253

PRODUCER MANUFACTURING--3.2%

Deere & Co.                                                                                       5,400                  233,118

Emerson Electric                                                                                  6,000                  321,600

Georgia-Pacific Group                                                                            13,600                  496,944

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Honeywell International                                                                          21,000                  782,460

Minnesota Mining & Manufacturing                                                                  8,400                  874,440

                                                                                                                       2,708,562

RETAIL--3.8%

Costco Wholesale                                                                                 11,900  (a)             445,179

May Department Stores                                                                            17,000                  572,050

RadioShack                                                                                        9,400                  219,960

Sears, Roebuck & Co.                                                                             30,700                1,312,425

Target                                                                                           20,400                  706,860

                                                                                                                       3,256,474

TECHNOLOGY SERVICES--1.6%

Accenture                                                                                        14,500                  216,050

Adobe Systems                                                                                    11,300                  379,793

Computer Associates International                                                                21,000                  652,050

Electronic Data Systems                                                                           2,600                  153,348

                                                                                                                       1,401,241

TRANSPORTATION--.7%

Southwest Airlines                                                                               10,850                  194,106

Union Pacific                                                                                     8,400                  447,468

                                                                                                                         641,574

UTILITIES--14.0%

AES                                                                                              10,300  (a)             341,136

AT&T                                                                                             34,001                  647,379

American Electric Power                                                                           4,800                  219,696

BellSouth                                                                                        30,500                1,137,650

Dominion Resources                                                                                3,500                  220,325

Duke Energy                                                                                      22,200                  872,682

El Paso                                                                                           3,840                  186,586

Exelon                                                                                           18,300                  999,180

Liberty Media, CL. A                                                                             42,200  (a)             641,440

SBC Communications                                                                               42,758                1,749,230

Sprint (Fon Group)                                                                               11,000                  256,740

TXU                                                                                              27,200                1,291,456

UtiliCorp United                                                                                 13,100                  421,296


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Verizon Communications                                                                           44,100                2,205,000

WorldCom--MCI Group                                                                              20,844                  268,679

Xcel Energy                                                                                      20,100                  550,740

                                                                                                                      12,009,215

TOTAL COMMON STOCKS

   (cost $75,639,554)                                                                                                 84,755,693
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.6%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.36%, 10/4/2001                                                                             150,000                  149,588

   3.35%, 11/1/2001                                                                               9,000                    8,952

   3.32%, 11/8/2001                                                                             337,000                  335,002

TOTAL SHORT-TERM INVESTMENTS

   (cost $493,349)                                                                                                       493,542
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $76,132,903)                                                              99.1%               85,249,235

CASH AND RECEIVABLES (NET)                                                                          .9%                  813,194

NET ASSETS                                                                                       100.0%               86,062,429

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  76,132,903  85,249,235

Cash                                                                      9,104

Receivable for investment securities sold                             1,140,567

Dividends receivable                                                    182,781

Receivable for shares of Common Stock subscribed                          2,047

Prepaid expenses                                                          4,203

                                                                     86,587,937
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            85,641

Payable for investment securities purchased                             341,278

Payable for shares of Common Stock redeemed                              62,630

Accrued expenses                                                         35,959

                                                                        525,508
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       86,062,429
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      72,078,260

Accumulated undistributed investment income--net                        472,573

Accumulated net realized gain (loss) on investments                   4,395,264

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             9,116,332
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       86,062,429
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       4,367,564

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          19.70

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

                                            Ten Months Ended      Year Ended
                                           August 31, 2001(a)  October 31, 2000
-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends
   (net of $0 and $3,916, respectively,
   foreign taxes withheld at source)                 1,350,077       1,575,614

Interest                                               111,361          90,761

TOTAL INCOME                                         1,461,438       1,666,375

EXPENSES:

Management fee--Note 3(a)                              578,150         757,049

Shareholder servicing costs--Note 3(b)                 274,785         370,861

Prospectus and shareholders' reports                    18,399          25,766

Registration fees                                       14,228          16,424

Professional fees                                       13,286          31,039

Custodian fees--Note 3(b)                               13,033          14,032

Directors' fees and expenses--Note 3(c)                    972           3,200

Interest expense--Note 2                                   332           5,778

Miscellaneous                                            3,375           9,576

TOTAL EXPENSES                                         916,560       1,233,725

INVESTMENT INCOME--NET                                 544,878         432,650
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments              4,587,309       5,024,392

Net realized gain (loss) on financial futures               --         (19,330)

NET REALIZED GAIN (LOSS)                             4,587,309       5,005,062

Net unrealized appreciation
   (depreciation) on investments                   (12,062,038)        916,298

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                            (7,474,729)      5,921,360

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (6,929,851)      6,354,010

(A) THE FUND HAS CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS




                                                            Ten Months Ended                Year Ended                 Year Ended
                                                           August 31, 2001(a)         October 31, 2000            October 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                                               544,878                    432,650                    772,415

Net realized gain (loss) on investments                            4,587,309                  5,005,062                 14,049,725

Net unrealized appreciation
   (depreciation) on investments                                (12,062,038)                    916,298                  4,265,714

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                     (6,929,851)                  6,354,010                 19,087,854
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                             (519,456)                  (635,497)                  (575,758)

Net realized gain on investments                                 (4,649,762)               (14,240,000)                         --

TOTAL DIVIDENDS                                                  (5,169,218)               (14,875,497)                  (575,758)
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                     24,307,511                 20,623,556                43,354,543

Dividends reinvested                                               5,010,665                 14,415,522                   548,869

Cost of shares redeemed                                         (25,624,647)               (53,910,211)               (78,366,773)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                 3,693,529               (18,871,133)               (32,463,361)

TOTAL INCREASE (DECREASE) IN NET ASSETS                          (8,405,540)               (27,392,620)               (13,951,265)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                               94,467,969                121,860,589                135,811,854

END OF PERIOD                                                     86,062,429                 94,467,969                121,860,589

Undistributed investment income--net                                 472,573                    447,151                    649,998
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                        1,170,352                    958,320                  1,953,625

Shares issued for dividends reinvested                               243,000                    681,585                     25,040

Shares redeemed                                                   (1,242,100)                (2,512,924)                (3,307,066)

NET INCREASE (DECREASE)
   IN SHARES OUTSTANDING                                            171,252                    (873,019)                (1,328,401)

(A) THE FUND HAS CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.



SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                           Ten Months Ended                                  Year Ended October 31,
                                                                    ---------------------------------------------------------------

                                         August 31, 2001(a)         2000          1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               22.51         24.04         21.23         21.35          18.05         15.46

Investment Operations:

Investment income--net                              .12(b)        .09(b)        .13(b)            .09           .07           .12

Net realized and unrealized
   gain (loss) on investments                       (1.71)          1.42          2.77            .91          4.33          4.68

Total from Investment Operations                    (1.59)          1.51          2.90           1.00          4.40          4.80

Distributions:

Dividends from investment
   income--net                                       (.12)         (.13)         (.09)          (.06)         (.11)         (.21)

Dividends from net realized
   gain on investments                              (1.10)        (2.91)            --         (1.06)         (.99)        (2.00)

Total Distributions                                 (1.22)        (3.04)         (.09)         (1.12)        (1.10)        (2.21)

Net asset value, end of period                       19.70        22.51         24.04          21.23          21.35         18.05
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (7.29)(c)         7.11         13.71           4.83          25.29         34.35
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .99(c)          1.22         1.25           1.24           1.22          1.25

Ratio of interest expense
   to average net assets                          .00(c,d)           .01          .01            --             --            --

Ratio of net investment income
   to average net assets                            .59(c)           .43          .55            .36            .41           .93

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --            --           --            --             .06           .32

Portfolio Turnover Rate                           89.62(c)        152.15        141.99         156.72        110.14        186.39
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      86,062        94,468       121,861        135,812       161,960        34,187

(A) THE FUND HAS CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Large Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eleven series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company's Board of Directors approved, effective April 24, 2001, a change in the fund's fiscal year end from October 31 to August 31.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are
valued    at    the    average    of    the    most    recent

bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2001 was approximately $9,500, with a related weighted average annualized interest rate of 4.18%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.


(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2001, the fund was charged $192,717 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $48,467 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2001, the fund was charged $13,033 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(E) During the period ended August 31, 2001, the fund incurred total brokerage commissions of $186,099, of which $1,004 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2001, amounted to $80,927,269 and $81,028,624, respectively.

At  August  31, 2001, accumulated net unrealized appreciation on investments was
$9,116,332,   consisting   of  $12,758,860  gross  unrealized  appreciation  and
$3,642,528 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Large Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Value Fund, (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2001, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Value Fund at August 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 12, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.0520 per share as a long-term capital gain distribution of the $1.2240 per share paid on December 7, 2000.

The fund also designates 93.50% of the ordinary dividends paid during the fiscal year then ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.


NOTES

                        For More Information


                        Dreyfus Large Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  251AR0801
=====================================

Dreyfus

Small Company

Value Fund

ANNUAL REPORT August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                       Small Company Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Small Company Value Fund covers the 10-month period from November 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt
sympathies    to   all   who   have   been   touched   by   these   tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the 10-month period between the end of the fund's previous fiscal year-end on October 31, 2000 and the end of its current fiscal year on August 31, 2001, the fund produced a total return of 16.23% .(1) In comparison, the fund's benchmark, the Russell 2000 Value Index, produced a total return of 19.14% for the same period.(2)

We attribute the fund' s underperformance relative to its benchmark to its overweighted position in the technology sector. On the other hand, some of the losses suffered by the fund's technology stocks were offset by our successful security selection process in the consumer services and health care areas

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, it invests at least 65% of its total assets in value companies. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S.
and    foreign    issuers.

The portfolio manager identifies potential investments through extensive quantitative and fundamental research. The fund will focus on individual stock selection (a "bottom-up" approach) emphasizing three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures; BUSINESS HEALTH, or the overall efficiency and profitability as measured by return on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst, such as corporate restructuring, change in management or a spin-off that will trigger a price increase in the near to midterm

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The most significant factor influencing performance during the reporting period was the fund' s emphasis on value-oriented technology stocks. Most technology stocks are generally considered growth stocks because of their above-average earnings growth rates. Through intensive fundamental research, however, we found a number of growing technology companies that we believed were selling at attractive prices relative to their earnings, putting them firmly within the value category. In fact, the fund's best performing holding during the reporting period was a software company that makes computer network security and management programs for businesses. Because of the stock's strong business fundamentals amid high demand for Internet security-related products, we began investing in the stock in late December 2000. We then added to the position when the stock was badly bruised in the early part of 2001, and held on until the stock rose and reached our target price in mid-March 2001. At that point, we sold the stock and locked in profits. Unfortunately, as a whole the fund's technology stocks did not perform as well, and in fact, the technology sector was the major contributor to the fund's underperformance relative to the Russell 2000 Value Index.

Nevertheless, we are pleased that the fund gained value in an otherwise challenging stock market environment. The bulk of the fund's total return during the reporting period came from the consumer services area, led by retail stocks, food services companies and radio broadcasting firms. At the end of 2000, we correctly anticipated that the Federal Reserve Board (the "Fed") would reduce short-term interest rates, which we thought would encourage consumers to borrow at low rates for large and small purchases. In fact, the Fed reduced short-term interest rates twice in January and five more times in subsequent months. As we expected, many of the fund's value-oriented consumer services stocks responded positively.


Health care was another strong area for the fund during the reporting period. We increased the fund' s exposure to the health care group at the start of the period, believing that health care stocks had the ability to hold up better in a slower economic environment. That's because people need to take care of their
health    regardless    of    the    economic    environment.

What is the fund's current strategy?

As of the end of the reporting period, we have focused the fund's investments primarily on five key industries: consumer services, technology, energy, capital goods and basic industries. With the exception of technology, these market sectors traditionally are considered defensive. In our view, defensive areas are likely to perform better during an economic slowdown than other, more
economically    sensitive    groups.

While technology is not a traditionally defensive area, we have continued to seek value-oriented opportunities in a carefully selected group of technology companies. We are particularly attracted to technology stocks with sound business fundamentals that were hard-hit in the recent "tech wreck." By buying these stocks at low prices when they are out of favor among investors, we hope to hold them should their prices rise when investors once again discover their fundamental strengths. Of course, there is no guarantee that this will happen, and the fund's composition is subject to change as market conditions evolve.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Small Company Value Fund and the Russell 2000 Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/01



                                                                Inception                                                From
                                                                  Date              1 Year            5 Years          Inception
-----------------------------------------------------------------------------------------------------------------------------------

FUND                                                            12/29/93            11.10%            15.22%            16.29%

((+))  SOURCE: LIPPER INC.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SMALL COMPANY VALUE FUND ON 12/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 2000 VALUE INDEX (THE "INDEX"). FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP VALUE STOCK PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2001



COMMON STOCKS--99.2%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--13.2%


Agrium                                                                                          664,500                7,076,925

Arch Coal                                                                                       360,300                6,557,460

Bethlehem Steel                                                                                 415,400  (a)             606,484

Cleveland-Cliffs                                                                                180,000                3,024,000

Crompton                                                                                        321,700                2,927,470

Gaylord Container, Cl. A                                                                        501,600  (a)             516,648

Georgia Gulf                                                                                    120,900                2,009,358

Louisiana-Pacific                                                                               268,900                2,855,718

Massey Energy                                                                                   364,500                7,162,425

Methanex                                                                                        535,100  (a)           3,515,607

PolyOne                                                                                         449,100                4,535,910

RPM                                                                                             156,900                1,729,038

TETRA Technologies                                                                              131,900  (a)           3,008,639

Timken                                                                                          152,700                2,290,500

UCAR International                                                                               69,700  (a)             885,190

                                                                                                                      48,701,372

CAPITAL GOODS--12.8%

APW                                                                                             616,100  (a)           4,824,063

Allen Telecom                                                                                   408,300  (a)           4,989,426

Andrew                                                                                           78,100  (a)           1,588,554

Applied Industrial Technologies                                                                 127,800                2,290,176

Arris Group                                                                                     491,800  (a)           3,560,632

Avid Technology                                                                                  20,200  (a)             203,010

Briggs & Stratton                                                                               135,800                5,146,820

Dycom Industries                                                                                217,900  (a)           3,157,371

Foster Wheeler                                                                                  888,800                5,954,960

IKON Office Solutions                                                                           371,000                2,782,500

Inter-Tel                                                                                        48,100                  769,600

MasTec                                                                                          383,900  (a)           3,858,195

Teledyne Technologies                                                                           260,600  (a)           4,021,058

Wabash National                                                                                 196,800                1,908,960

Wolverine Tube                                                                                  144,000  (a)           2,125,440

                                                                                                                      47,180,765

CONSUMER DURABLES--5.8%

BE Aerospace                                                                                    378,600  (a)           6,587,640

Champion Enterprises                                                                            107,400  (a)           1,127,700

InFocus                                                                                         264,400  (a)           4,833,232

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLES (CONTINUED)

KB HOME                                                                                          62,900                2,036,073

U.S. Industries                                                                               1,152,400                4,275,404

Walter Industries                                                                               209,100                2,383,740

                                                                                                                      21,243,789

CONSUMER NON-DURABLES--4.5%

Department 56                                                                                   406,200  (a)           3,797,970

Midway Games                                                                                    485,900  (a)           7,118,435

Rock-Tenn, Cl. A                                                                                145,000                1,921,250

Skechers U.S.A., Cl. A                                                                           23,900  (a)             500,705

Tommy Hilfiger                                                                                  150,900  (a)           1,946,610

WestPoint Stevens                                                                               483,800                1,117,578

                                                                                                                      16,402,548

CONSUMER SERVICES--14.6%

American Eagle Outfitters                                                                        78,400  (a)           2,018,800

Emmis Communications, Cl. A                                                                     102,100  (a)           2,448,358

Finish Line, Cl. A                                                                              257,800  (a)           2,513,550

Finlay Enterprises                                                                              164,600  (a)           1,859,980

Information Resources                                                                           463,100  (a)           3,403,785

Kforce                                                                                          408,100  (a)           2,162,930

Linens 'n Things                                                                                 79,800  (a)           2,074,800

OfficeMax                                                                                     1,026,700  (a)           4,804,956

Pacific Sunwear of California                                                                   124,400  (a)           2,046,380

Papa John's International                                                                       207,200  (a)           5,231,800

Pittston Brink's Group                                                                          153,800                3,392,828

Regis                                                                                           363,900                7,587,315

Six Flags                                                                                       324,800  (a)           5,401,424

Stewart Enterprises, Cl. A                                                                      284,900  (a)           2,142,448

Triarc Cos.                                                                                      71,000  (a)           1,760,800

Wet Seal, Cl. A                                                                                 138,000  (a)           2,758,620

Zale                                                                                             70,100  (a)           2,320,310

                                                                                                                      53,929,084

ENERGY--13.6%

Chesapeake Energy                                                                               360,500  (a)           2,148,580

Giant Industries                                                                                 25,100  (a)             242,466

Global Industries                                                                               265,200  (a)           2,140,164

Grant Prideco                                                                                   238,500  (a)           2,494,710

Horizon Offshore                                                                                244,700  (a)           1,798,545

Key Energy Services                                                                             834,300  (a)           7,742,304



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Marine Drilling Cos.                                                                            191,700  (a)           2,472,930

National-Oilwell                                                                                154,700  (a)           2,404,038

Newfield Exploration                                                                             67,000  (a)           2,208,320

Newpark Resources                                                                               148,890  (a)           1,179,209

Oceaneering International                                                                        70,700  (a)           1,378,650

Parker Drilling                                                                                 836,900  (a)           3,523,349

Patterson-UTI Energy                                                                            193,300  (a)           2,715,865

Seitel                                                                                          398,700  (a)           4,385,700

Tesoro Petroleum                                                                                461,300  (a)           6,033,804

Trico Marine Services                                                                           503,000  (a)           4,029,030

Veritas DGC                                                                                     216,500  (a)           3,128,425

                                                                                                                      50,026,089

FINANCIAL SERVICES--1.7%

Ameritrade Holding, Cl. A                                                                       294,600  (a)           1,755,816

Knight Trading Group                                                                            173,800  (a)           1,807,520

LandAmerica Financial Group                                                                      90,400                2,845,792

                                                                                                                       6,409,128

HEALTH CARE--1.8%

Alpharma, Cl. A                                                                                  52,400                1,645,360

Professional Detailing                                                                          137,100  (a)           4,115,742

Ventiv Health                                                                                    96,600  (a)           1,009,470

                                                                                                                       6,770,572

LEISURE & TOURISM--.7%

WMS Industries                                                                                  127,600  (a)           2,715,328

MISCELLANEOUS--3.4%

Loral Space & Communications                                                                    430,800  (a)             809,904

Maverick Tube                                                                                    98,800  (a)           1,168,804

Service Corporation International                                                               575,300  (a)           3,986,829

Terex                                                                                            59,900  (a)           1,327,384

York International                                                                              135,400                5,145,200

                                                                                                                      12,438,121

TECHNOLOGY--23.7%

Actel                                                                                           173,200  (a)           3,905,660

AremisSoft                                                                                      146,500  (a)             118,665

Art Technology Group                                                                          1,466,500  (a)           2,185,085

Artesyn Technologies                                                                            407,100  (a)           3,684,255

Ascential Software                                                                              727,650  (a)           3,434,508

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Avnet                                                                                            86,300                2,078,104

CTS                                                                                             212,200                4,352,222

Credence Systems                                                                                411,100  (a)           6,939,368

Dendrite International                                                                           14,100  (a)             183,159

Forrester Research                                                                               84,500  (a)           1,669,720

Gartner, Cl. A                                                                                  527,900  (a)           5,252,605

Hypercom                                                                                        285,800  (a)           1,486,160

Informatica                                                                                     246,900  (a)           1,891,254

InterVoice-Brite                                                                                162,500  (a)           1,837,875

Keane                                                                                           121,300  (a)           2,043,905

Keynote Systems                                                                                 177,400  (a)           1,463,550

Legato Systems                                                                                  139,100  (a)           1,180,959

Lightbridge                                                                                     149,300  (a)           1,746,810

MCSi                                                                                             54,100  (a)             705,464

MRO Software                                                                                    173,000  (a)           2,250,730

Mattson Technology                                                                              420,600  (a)           4,189,176

Maxtor                                                                                          784,124  (a)           4,728,267

Mentor Graphics                                                                                 127,500  (a)           2,103,750

Oak Technology                                                                                  348,600  (a)           3,440,682

PRI Automation                                                                                  281,900  (a)           5,079,838

Pioneer-Standard Electronics                                                                     45,400                  545,254

SONICblue                                                                                       958,300  (a)           2,204,090

Silicon Graphics                                                                                469,600  (a)             206,624

Systems & Computer Technology                                                                   155,600  (a)           2,074,148

Technology Solutions                                                                            138,800  (a)             263,720

Titan                                                                                           170,500  (a)           3,162,775

Trimble Navigation                                                                              315,500  (a)           5,205,750

Varian Semiconductor Equipment Associates                                                       165,100  (a)           5,679,440

                                                                                                                      87,293,572

TRANSPORTATION--3.4%

AirTran Holdings                                                                                128,400  (a)             838,452

Atlas Air Worldwide Holdings                                                                    278,300  (a)           3,851,672

RailAmerica                                                                                     237,700  (a)           3,030,675

Stolt-Nielsen, ADR                                                                              321,200                4,641,340

                                                                                                                      12,362,139

TOTAL COMMON STOCKS

   (cost $382,603,857)                                                                                               365,472,507


                                                                                               Principal
SHORT-TERM INVESTMENTS--1.7%                                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.36%, 10/25/2001                                                                          1,126,000                1,120,742

   3.32%, 11/1/2001                                                                           1,954,000                1,943,663

   3.29%, 11/8/2001                                                                           1,616,000                1,606,417

   3.27%, 11/29/2001                                                                          1,715,000                1,701,589

TOTAL SHORT-TERM INVESTMENTS

   (cost $6,370,425)                                                                                                   6,372,411
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $388,974,282)                                                            100.9%              371,844,918

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.9%)              (3,490,461)

NET ASSETS                                                                                       100.0%              368,354,457

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           388,974,282   371,844,918

Cash                                                                    239,796

Receivable for investment securities sold                             3,509,084

Dividends receivable                                                    193,258

Receivable for shares of Common Stock subscribed                         54,765

Prepaid expenses                                                         23,154

                                                                    375,864,975
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           356,560

Payable for investment securities purchased                           6,686,086

Payable for shares of Common Stock redeemed                             340,688

Accrued expenses                                                        127,184

                                                                      7,510,518
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      368,354,457
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     305,329,680

Accumulated net realized gain (loss) on investments                  80,154,141

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                           (17,129,364)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      368,354,457
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      14,244,127

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   25.86

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

                                        Ten Months Ended          Year Ended
                                        August 31, 2001(a)    October 31, 2000
-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $8,441
        and $1,828,
        respectively, foreign
        taxes withheld at source)                1,383,264            1,865,092

Interest                                          180,219               33,829

TOTAL INCOME                                    1,563,483            1,898,921

EXPENSES:

Management fee--Note 3(a)                       2,261,347            2,267,541

Shareholder servicing costs--Note 3(b)            961,238            1,068,030

Custodian fees--Note 3(b)                          53,255               58,698

Professional fees                                  25,312               32,280

Prospectus and shareholders' reports               24,004               54,249

Registration fees                                  17,482               17,404

Directors' fees and expenses--Note 3(c)             7,287                6,139

Interest expense--Note 2                            3,258              110,162

Miscellaneous                                       3,994                3,327

TOTAL EXPENSES                                  3,357,177            3,617,830

INVESTMENT (LOSS)                             (1,793,694)          (1,718,909)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments        86,590,831          26,952,788

Net unrealized appreciation
   (depreciation) on investments              (35,938,518)         36,807,976

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                       50,652,313          63,760,764

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                   48,858,619          62,041,855

(A) THE FUND HAS CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS




                                                               Ten Months Ended               Year Ended               Year Ended
                                                              August 31, 2001(a)        October 31, 2000         October 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS ($):

Investment (loss)                                                   (1,793,694)               (1,718,909)             (2,365,649)

Net realized gain (loss) on investments                              86,590,831               26,952,788              16,860,336

Net unrealized appreciation
   (depreciation) on investments                                   (35,938,518)                36,807,976             46,041,133

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                         48,858,619                62,041,855              60,535,820
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                                   (20,257,220)              (18,245,311)                   --
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                        98,515,274               52,661,143              79,672,928

Dividends reinvested                                                 19,788,666               17,817,025                     --

Cost of shares redeemed                                            (81,886,392)              (80,571,640)           (171,484,720)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                   36,417,548              (10,093,472)            (91,811,792)

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                                                     65,018,947               33,703,072             (31,275,972)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                 303,335,510               269,632,438             300,908,410

END OF PERIOD                                                       368,354,457               303,335,510             269,632,438
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                           3,824,948                 2,282,681               3,923,980

Shares issued for dividends reinvested                                  983,532                   850,455                     --

Shares redeemed                                                     (3,188,990)               (3,523,250)             (8,550,678)

NET INCREASE (DECREASE)
   IN SHARES OUTSTANDING                                              1,619,490                 (390,114)             (4,626,698)

(A) THE FUND HAS CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.


SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                           Ten Months Ended                                 Year Ended October 31,
                                                                    ---------------------------------------------------------------

                                         August 31, 2001(a)         2000          1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               24.03         20.72         17.06         21.95          17.66         14.00

Investment Operations:

Investment income (loss)--net                     (.13)(b)      (.13)(b)      (.16)(b)       (.09)(b)            --           .07

Net realized and unrealized

   gain (loss) on investments                         3.57          4.85         3.82        (4.39)            6.43          4.69

Total from Investment Operations                      3.44          4.72         3.66        (4.48)            6.43          4.76

Distributions:

Dividends from investment
   income--net                                          --           --            --         (.02)            (.04)         (.09)

Dividends from net realized
   gain on investments                              (1.61)        (1.41)            --        (.39)           (2.10)        (1.01)

Total Distributions                                 (1.61)        (1.41)            --        (.41)           (2.14)        (1.10)

Net asset value, end of period                       25.86        24.03          20.72       17.06            21.95         17.66
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  16.23(c)        23.78          21.45      (20.83)           40.22         35.99
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .93(c)         1.16           1.23        1.21             1.23          1.27

Ratio of interest expense
   and dividends on
   securities sold short
   to average net assets                              --            .04            .05         .01              .02           .02

Ratio of net investment
   income (loss)
   to average net assets                          (.50)(c)         (.57)         (.78)       (.44)              .22           .62

Decrease reflected
   in above expense ratios
   due to undertakings
   by The Dreyfus Corporation                           --            --          --           --               .05           .41

Portfolio Turnover Rate                          129.27(c)        169.12        170.38      132.38            76.11        183.58
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     368,354       303,336       269,632     300,908           376,738       16,852

(A) THE FUND HAS CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Small Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are
sold    to    the    public    without    a    sales    charge.

The Company's Board of Directors approved, effective April 24, 2001, a change in the fund's fiscal year end from October 31 to August 31.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open
short    positions,    where    the    asked

price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $16,253 during the period ended August 31, 2001 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended August 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,793,694, increased paid-in capital by $1,681,823 and decreased accumulated net realized gain (loss) on investments by $3,475,517. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2001 was approximately $78,500, with a related weighted average annualized interest rate of 4.98%.


NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2001, the fund was charged $753,782 pursuant to the Shareholder
Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $109,233 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2001, the fund was charged $53,255 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not
an    "affiliated    person"    as    defined    in    the    Act     The   Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

receives an annual fee of $25,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2001, amounted to $471,209,387 and $460,130,860, respectively.

At  August  31, 2001, accumulated net unrealized depreciation on investments was
$17,129,364,   consisting  of  $29,439,575  gross  unrealized  appreciation  and
$46,568,939 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Small Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Small Company Value Fund, (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2001, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at August 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 12, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

The fund also designates 9.02% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 tax returns.



NOTES

                        For More Information


                        Dreyfus Small Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  253AR0801
====================================

Dreyfus

Premier Technology Growth Fund

ANNUAL REPORT August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                            26   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Technology Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Technology Growth Fund covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Mark Herskovitz.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmarks?

For the 12-month period ended August 31, 2001, the fund produced total returns of -66.55% for Class A shares, -66.83% for Class B shares, -66.82% for Class C shares, -66.44% for Class R shares and -66.72% for Class T shares.(1) In comparison, the fund's benchmarks, the Morgan Stanley High Technology 35 Index and the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index") produced total returns of -57.01% and -24.38%, respectively, over the same period.(2,3

We attribute the fund' s overall performance to persistent weakness in the technology sector, which was caused primarily by reduced corporate spending and negative investor sentiment in a weakening economy. Relative to its benchmarks, the fund's performance lagged due to its overweighted position in technology, in relation to the S& P 500 Index, and the higher valuations of its technology holdings relative to those of the Morgan Stanley High Technology 35 Index, which held more mature technology stocks with lower valuations during the reporting period.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, we look for sectors within the technology area that we expect to outperform other sectors. We seek to emphasize the most attractive sectors and de-emphasize the less appealing sectors. Among the sectors evaluated are those that develop, produce or distribute products or
services   in   the   computer,   semiconductor,  electronics,  communications,
biotechnology, computer software and hardware, electronic components and systems, data networking and telecommunications equipment and services.

Typically,  we  look for companies that are leaders in their market segments and
are   characterized   by   rapid   earnings   growth   and   strong

                                                                      The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

market shares. We conduct extensive fundamental research to understand these companies' competitive advantages and to evaluate their ability to maintain leadership positions over time. Although we look for companies with the potential for strong earnings growth rates, some of our investments may currently be experiencing losses. Moreover, we may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund's performance?

Because of the slowing economy, business fundamentals deteriorated sharply within the technology sector over the past year. Most notably, demand for technological products and services declined, adversely affecting technology
companies'    sales    and    earnings    during    the    reporting   period.

Communications equipment companies were particularly hard-hit because of their customers' reluctance to spend in a slower economy. As a result, many former highflyers, such as Cisco Systems, Lucent Technologies and Nortel Networks, were forced to write down large inventories of slow-selling products, leading to sharply lower earnings and stock prices. Accordingly, we have significantly reduced our holdings of telecommunications equipment manufacturers and we have virtually eliminated our holdings of wireless providers.

Despite this very challenging environment, there have been several bright spots. The fund has participated in relatively strong areas, such as technology services, with investments in industry leaders Electronic Data Systems and Automatic Data Processing. These companies have withstood the full brunt of the downturn, because they have multiyear customer contracts to support their
revenue    streams.

What is the fund's current strategy?

Despite the cyclical downturn, we believe that the long-term case for technology investments remains intact. As businesses seek to become more efficient and consumers adapt to new ways of processing information, we expect that the technology group should continue to grow faster than other economic sectors over
the    course    of    a    full    business    cycle.


With that said, however, the technology group remains mired in the "hangover" that followed the "irrational exuberance" of the late 1990s. In the current environment, we believe that fundamentally sound technology companies have been
unfairly    punished    along    with    more    speculative    businesses.

Our current strategy, therefore, is to capture opportunities to acquire the stocks of growing companies at low prices and to wait patiently for the economy and business fundamentals to improve. For example, we are optimistic about the prospects of the regional Bell operating companies, which represent some of the fund' s largest individual holdings. With many smaller carriers declaring bankruptcy, these well-established companies are facing less competition. Yet their stocks are selling at the same valuations as they did when competition was much greater. We also continue to favor the software industry, which we believe is well positioned for the eventual resumption of capital spending by businesses.

However, we again caution that the fund should be considered only as a supplement to an overall investment program, and even then only by investors who have the patience to wait for an improvement in the economy and business fundamentals. In the meantime, volatility probably will continue, especially if the U.S. economy remains weak. We try to manage these risks by maintaining a broadly diversified portfolio and focusing on fundamentally sound companies over the long term.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Technology Growth Fund Class A shares with the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: BLOOMBERG L.P.

((+)(+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER TECHNOLOGY GROWTH FUND ON 10/13/97 (INCEPTION DATE) TO A $10,000 INVESTMENT IN EACH OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 9/30/97 IS USED AS THE BEGINNING VALUE ON 10/13/97. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX FROM THE ELECTRONICS-BASED SUBSECTORS AND INCLUDES GROSS DIVIDENDS REINVESTED. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/01



                                                               Inception                                                From
                                                                  Date                       1 Year                    Inception
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                               10/13/97                    (68.48)%                    14.96%

WITHOUT SALES CHARGE                                            10/13/97                    (66.55)%                    16.72%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                          4/15/99                    (68.16)%                   (10.64)%

WITHOUT REDEMPTION                                               4/15/99                    (66.83)%                    (9.50)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                       4/15/99                    (67.15)%                    (9.51)%

WITHOUT REDEMPTION                                               4/15/99                    (66.82)%                    (9.51)%

CLASS R SHARES                                                   4/15/99                    (66.44)%                    (8.54)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                              8/31/99                    (68.22)%                   (18.33)%

WITHOUT SALES CHARGE                                             8/31/99                    (66.72)%                   (16.42)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

August 31, 2001

STATEMENT OF INVESTMENTS




COMMON STOCKS--90.0%                                                                           Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.2%

Genentech                                                                                       300,000  (a)          13,770,000

COMPUTER SERVICES--7.6%

Automatic Data Processing                                                                     1,000,000               51,760,000

Electronic Data Systems                                                                         600,000               35,388,000

                                                                                                                      87,148,000

DATA STORAGE--3.3%

Brocade Communications Systems                                                                  900,000  (a)          21,645,000

EMC                                                                                           1,030,000  (a)          15,923,800

                                                                                                                      37,568,800

HARDWARE--7.0%

Dell Computer                                                                                 1,350,000  (a)          28,863,000

Jabil Circuit                                                                                   530,000  (a)          12,248,300

NVIDIA                                                                                          280,000  (a)          23,718,800

Sun Microsystems                                                                              1,350,000  (a)          15,457,500

                                                                                                                      80,287,600

INTERNET--1.3%

VeriSign                                                                                        350,000  (a)          14,367,500

NETWORKING--1.8%

Cisco Systems                                                                                 1,250,000  (a)          20,412,500

SEMICONDUCTORS--23.0%

Intel                                                                                         1,050,000               29,358,000

Linear Technology                                                                               765,000               31,426,200

Micrel                                                                                        1,400,000  (a)          43,204,000

PMC-Sierra                                                                                      800,000  (a)          24,600,000

Taiwan Semiconductor                                                                         25,300,000  (a)          46,892,558

Texas Instruments                                                                             1,130,000               37,403,000

Vitesse Semiconductor                                                                         1,250,000  (a)          18,250,000

Xilinx                                                                                          800,000  (a)          31,232,000

                                                                                                                     262,365,758

SEMICONDUCTOR EQUIPMENT--9.2%

Applied Materials                                                                               800,000  (a)          34,472,000

KLA-Tencor                                                                                      765,000  (a)          37,592,100

Teradyne                                                                                      1,000,000  (a)          32,780,000

                                                                                                                     104,844,100

SOFTWARE--13.0%

Electronic Arts                                                                                 450,000  (a)          25,969,500

Microsoft                                                                                       675,000  (a)          38,508,750



COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SOFTWARE (CONTINUED)

Oracle                                                                                        1,750,000  (a)          21,367,500

Rational Software                                                                             1,850,000  (a)          26,566,000

Siebel Systems                                                                                  725,000  (a)          15,660,000

Veritas Software                                                                                725,000  (a)          20,822,000

                                                                                                                     148,893,750

TELECOMMUNICATION EQUIPMENT--8.9%

Comverse Technology                                                                             900,000  (a)          22,626,000

JDS Uniphase                                                                                  1,050,000  (a)           7,402,500

Nokia, ADR                                                                                    1,800,000               28,332,000

Nortel Networks                                                                               1,250,000                7,825,000

Qualcomm                                                                                        500,000  (a)          29,425,000

Scientific-Atlanta                                                                              300,000                6,162,000

                                                                                                                     101,772,500

TELECOMMUNICATION SERVICES--13.7%

BellSouth                                                                                     1,275,000               47,557,500

SBC Communications                                                                            1,200,000               49,092,000

Verizon Communications                                                                        1,200,000               60,000,000

                                                                                                                     156,649,500

TOTAL COMMON STOCKS

   (cost $1,359,117,443)                                                                                           1,028,080,008
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--10.7%                                                                Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.48%, 9/20/2001                                                                          41,899,000               41,846,626

   3.55%, 10/4/2001                                                                             150,000                  149,588

   3.42%, 10/25/2001                                                                         34,313,000               34,152,758

   3.32%, 11/1/2001                                                                           5,215,000                5,187,413

   3.31%, 11/8/2001                                                                          23,789,000               23,647,931

   3.27%, 11/29/2001                                                                         17,908,000               17,767,959

TOTAL SHORT-TERM INVESTMENTS

   (cost $122,697,169)                                                                                               122,752,275
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,481,814,612)                                                          100.7%            1,150,832,283

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.7%)              (8,445,087)

NET ASSETS                                                                                       100.0%            1,142,387,196

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,481,814,612  1,150,832,283

Cash                                                                  2,576,645

Cash denomination in foreign currencies                   115,906       116,544

Receivable for investment securities sold                             5,793,172

Receivable for shares of Common Stock subscribed                      1,052,583

Dividends receivable                                                    115,000

Prepaid expenses                                                        242,583

                                                                  1,160,728,810
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,802,982

Payable for investment securities purchased                          14,219,162

Payable for shares of Common Stock redeemed                           1,998,398

Accrued expenses                                                        321,072

                                                                     18,341,614
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,142,387,196
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,243,638,220

Accumulated net realized gain (loss) on
  investments and foreign currency transactions                   (770,269,333)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4(b)     (330,981,691)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,142,387,196

NET ASSET VALUE PER SHARE



                                          Class A               Class B               Class C            Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        568,402,206            375,111,798           182,417,874         9,872,260          6,583,058

Shares Outstanding                     25,171,607             16,929,497             8,235,679           434,486            294,192
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                            22.58                 22.16                 22.15              22.72              22.38



SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended August 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             6,418,413

Cash dividends (net of $346,147 foreign taxes withheld at source)    4,441,465

TOTAL INCOME                                                        10,859,878

EXPENSES:

Management fee--Note 3(a)                                           14,641,348

Shareholder servicing costs--Note 3(c)                               8,793,197

Distribution fees--Note 3(b)                                         7,311,507

Prospectus and shareholders' reports                                   336,005

Registration fees                                                      186,323

Custodian fees--Note 3(c)                                              125,977

Directors' fees and expenses--Note 3(d)                                 53,461

Professional fees                                                       38,998

Interest expense--Note 2                                                16,045

Miscellaneous                                                           67,406

TOTAL EXPENSES                                                      31,570,267

INVESTMENT (LOSS)                                                 (20,710,389)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions:

  Long transactions                                              (603,337,638)

  Short sale transactions                                         (14,782,651)

Net realized gain (loss) on forward currency exchange contracts      (194,412)

NET REALIZED GAIN (LOSS)                                         (618,314,701)

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions                            (1,725,017,164)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS         (2,343,331,865)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         (2,364,042,254)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                           ------------------------------------

                                                     2001               2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                            (20,710,389)         (23,869,283)

Net realized gain (loss) on investments     (618,314,701)        (149,600,492)

Net unrealized appreciation
   (depreciation) on investments          (1,725,017,164)       1,286,958,240

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              (2,364,042,254)       1,113,488,465
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                      --            (4,549,696)

Class B shares                                      --            (1,632,030)

Class C shares                                      --              (835,469)

Class R shares                                      --               (35,716)

Class T shares                                      --               (13,621)

TOTAL DIVIDENDS                                     --            (7,066,532)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                801,511,272       1,686,181,939

Class B shares                                153,229,818         830,678,301

Class C shares                                131,350,895         533,172,623

Class R shares                                 10,732,950          80,808,421

Class T shares                                  3,781,357          16,601,656

Dividends reinvested:

Class A shares                                      --              4,073,371

Class B shares                                      --              1,231,955

Class C shares                                      --                621,255

Class R shares                                      --                 26,207

Class T shares                                      --                 13,470

Cost of shares redeemed:

Class A shares                              (761,736,949)      (1,153,660,332)

Class B shares                              (116,440,234)         (81,855,087)

Class C shares                              (141,333,241)        (106,344,038)

Class R shares                               (46,911,192)          (6,359,052)

Class T shares                                (2,977,650)            (900,696)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            31,207,026        1,804,289,993

TOTAL INCREASE (DECREASE) IN NET ASSETS   (2,332,835,228)       2,910,711,926
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         3,475,222,424         564,510,498

END OF PERIOD                               1,142,387,196       3,475,222,424

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended August 31,
                                           ------------------------------------

                                                     2001               2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                    21,884,080          31,039,426

Shares issued for dividends reinvested               --                86,704

Shares redeemed                               (21,296,192)        (20,808,284)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     587,888          10,317,846
-------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                     3,752,114          15,708,144

Shares issued for dividends reinvested               --                26,346

Shares redeemed                               (3,408,146)          (1,438,969)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    343,968           14,295,521
-------------------------------------------------------------------------------

CLASS C

Shares sold                                     3,134,612           9,906,575

Shares issued for dividends reinvested               --                13,298

Shares redeemed                                (3,929,828)         (1,829,909)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (795,216)          8,089,964
-------------------------------------------------------------------------------

CLASS R

Shares sold                                       306,152           1,334,225

Shares issued for dividends reinvested               --                  557

Shares redeemed                                (1,139,204)          (106,260)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (833,052)         1,228,522
-------------------------------------------------------------------------------

CLASS T

Shares sold                                        92,292            298,085

Shares issued for dividends reinvested               --                  287

Shares redeemed                                   (81,319)           (15,184)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      10,973            283,188

(A) DURING THE PERIOD ENDED AUGUST 31, 2001, 45,101 CLASS B SHARES REPRESENTING $2,136,753 WERE AUTOMATICALLY CONVERTED TO 44,530 CLASS A SHARES AND DURING THE PERIOD ENDED AUGUST 31, 2000, 56,893 CLASS B SHARES REPRESENTING $3,394,138 WERE AUTOMATICALLY CONVERTED TO 56,449 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                                                                       Year Ended August 31,
                                                                     ----------------------------------------------------------

CLASS A SHARES                                                       2001             2000            1999          1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                67.51            32.21           12.11            12.50

Investment Operations:

Investment (loss)                                                (.25)(b)         (.43)(b)         (.18)(b)         (.10)(b)

Net realized and unrealized gain
   (loss) on investments                                          (44.68)            35.98           20.36            (.29)

Total from Investment Operations                                  (44.93)            35.55           20.18            (.39)

Distributions:

Dividends from net
   realized gain on investments                                        --             (.25)           (.08)             --

Net asset value, end of period                                      22.58            67.51           32.21            12.11
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (66.55)(c)        110.71(c)        167.23(c)      (3.12)(d,e)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             1.22             1.12          1.20          1.12(d)

Ratio of interest expense
   to average net assets                                           .00(f)              --           --             .01(d)

Ratio of net investment (loss)

   to average net assets                                            (.66)            (.78)            (.64)         (.77)(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                          --              --              .02           .81(d)

Portfolio Turnover Rate                                            100.86            112.24          78.93        291.12(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             568,402         1,659,530        459,457        12,370

(A)  FROM OCTOBER 13, 1997 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON OCTOBER 14,
     1997 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1998.

(F)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                                 Year Ended August 31,
                                                                                       ---------------------------------------

CLASS B SHARES                                                                         2001            2000          1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  66.81           32.13           28.25

Investment Operations:

Investment (loss)                                                                  (.55)(b)        (.90)(b)         (.16)(b)

Net realized and unrealized gain
   (loss) on investments                                                            (44.10)           35.83            4.04

Total from Investment Operations                                                    (44.65)           34.93            3.88

Distributions:

Dividends from net realized gain on investments                                        --              (.25)            --

Net asset value, end of period                                                        22.16            66.81          32.13
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                (66.83)          109.06         13.73(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                      2.04            1.93           .81(d)

Ratio of interest expense to average net assets                                      .00(e)             --               --

Ratio of net investment (loss)

   to average net assets                                                             (1.48)          (1.57)         (.61)(d)

Portfolio Turnover Rate                                                              100.86          112.24          78.93
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               375,112       1,107,998         73,588

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 Year Ended August 31,
                                                                                       -----------------------------------------

CLASS C SHARES                                                                         2001            2000          1999(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  66.75           32.10           28.25

Investment Operations:

Investment (loss)                                                                      (.54)(b)        (.90)(b)        (.16)(b)

Net realized and unrealized gain
   (loss) on investments                                                             (44.06)          35.80            4.01

Total from Investment Operations                                                     (44.60)          34.90            3.85

Distributions:

Dividends from net realized gain on investments                                          --           (.25)             --

Net asset value, end of period                                                        22.15          66.75            32.10
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                 (66.82)        109.06            13.63(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                      2.00            1.91             .82(d)

Ratio of interest expense to average net assets                                         .00(e)           --               --

Ratio of net investment (loss)

   to average net assets                                                              (1.44)          (1.55)           (.62)(d)

Portfolio Turnover Rate                                                              100.86          112.24           78.93
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               182,418         602,842          30,207

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.





                                                                                                 Year Ended August 31,
                                                                                       ---------------------------------------

CLASS R SHARES                                                                         2001           2000          1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  67.69          32.22           28.25

Investment Operations:

Investment (loss)                                                                      (.14)(b)       (.30)(b)        (.07)(b)

Net realized and unrealized gain
   (loss) on investments                                                             (44.83)         36.02            4.04

Total from Investment Operations                                                     (44.97)         35.72            3.97

Distributions:

Dividends from net realized gain on investments                                          --           (.25)            --

Net asset value, end of period                                                        22.72          67.69           32.22
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (66.44)        111.21           14.05(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                       .86            .86             .44(c

Ratio of interest expense to average net assets                                         .00(d)          --                --

Ratio of net investment (loss)

   to average net assets                                                               (.34)          (.48)           (.24)(c)

Portfolio Turnover Rate                                                              100.86         112.24           78.93
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 9,872         85,803           1,257

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                    Year Ended August 31,
                                                                                       --------------------------------------------

CLASS T SHARES                                                                         2001            2000           1999(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  67.26           32.21             32.21

Investment Operations:

Investment (loss)                                                                      (.39)(b)        (.66)(b)            --

Net realized and unrealized gain
   (loss) on investments                                                             (44.49)          35.96                --

Total from Investment Operations                                                     (44.88)          35.30                --

Distributions:

Dividends from net realized gain on investments                                         --             (.25)               --

Net asset value, end of period                                                        22.38           67.26             32.21
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (66.72)(c)      109.93(c)             --
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                      1.59            1.48                --

Ratio of interest expense to average net assets                                         .00(d)           --                --

Ratio of net investment (loss)

   to average net assets                                                              (1.04)          (1.11)               --

Portfolio Turnover Rate                                                              100.86          112.24            78.93
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 6,583          19,049               1

(A) COMMENCED OFFERING SHARES ON AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the service offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $22,667 during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $54,818,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $7,796,000 of the carryover expires in fiscal 2008 and $47,022,000 expires in fiscal 2009.

                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended August 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $20,710,389 and decreased paid-in capital by that same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leverage purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market in effect at the time of borrowings

The average amount of borrowings outstanding during the period ended August 31, 2001 was approximately $332,300 with a related weighted average annualized interest rate of 4.83%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $204,507 during the period ended August 31, 2001 from commissions earned on sales of fund shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2001, Class B, Class C and Class T shares were charged $4,775,689, $2,507,994 and $27,824, respectively, pursuant to the Plan.


(c) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2001, Class A, Class B, Class C and Class T shares were charged $2,341,613, $1,591,896, $835,998 and $27,824, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $2,132,008 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2001, the fund was charged $125,977 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the Fund "Group"). Each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e) During the period ended August 31, 2001, the fund incurred total brokerage commissions of $2,389,349, of which $394,448 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended August 31, 2001:

                                      Purchases ($)             Sales ($)
--------------------------------------------------------------------------------

Long transactions                     1,886,444,222         1,870,665,467

Short sale transactions                 907,007,958           892,225,307

     TOTAL                             2,793,452,18         2,762,890,774

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract. At August 31, 2001, there were no forward currency exchange contracts outstanding.


The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At August 31, 2001, there were no securities sold short outstanding.

(b) At August 31, 2001, the cost of investments for Federal income tax purposes was $1,558,277,091; accordingly, accumulated net unrealized depreciation on investments was $407,444,808, consisting of $42,684,145 gross unrealized appreciation and $450,128,953 gross unrealized depreciation.

                                                       The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Technology Growth Fund (one of the Series comprising Dreyfus Growth and Value Fund, Inc.) as of August 31, 2001, and the related statements of operations for the year ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Technology Growth Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 12, 2001




NOTES


                        For More Information


                        Dreyfus Premier Technology Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  255AR0801
====================================

Dreyfus

Premier Future Leaders Fund

ANNUAL REPORT August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier Future Leaders Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Future Leaders Fund covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio managers, Paul Kandel and Hilary Woods.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt
sympathies    to   all   who   have   been   touched   by   these   tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

How did Dreyfus Premier Future Leaders Fund perform relative to its benchmark?

Dreyfus Premier Future Leaders Fund delivered positive results despite the negative environment that prevailed for most equities. For the 12-month period ended August 31, 2001, the fund produced a total return of 2.30% for Class A shares, 1.54% for Class B shares, 1.61% for Class C shares, 2.58% for Class R shares and 2.16% for Class T shares.(1) This exceeded the performance of the fund' s benchmark, the Russell 2000 Index, which produced a total return of -11.63% for the same period.(2)

We attribute the fund's performance to good individual stock selections across a variety of sectors, industries and investment styles, which offset the negative effects of a punishing environment for most equities.

What is the fund's investment approach?

The fund invests primarily in a diversified portfolio of small-cap companies with total market values of $2.0 billion or less at the time of purchase. To create that portfolio, we focus primarily on emerging leaders in their respective industries. The leaders in which we invest offer products or services that we believe enhance their prospects for future earnings growth. Using fundamental research, we seek companies with dominant positions in major product lines, sustained achievement records and strong financial conditions. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings that are expected to grow faster than the overall market) , value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics. We also diversify the fund's holdings

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

among all economic sectors represented in the Russell 2000 Index. Depending on market conditions, however, we may emphasize investments in growth- or value-oriented stocks or in economic sectors that appear particularly attractive. We typically sell a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

 What other factors influenced the fund's performance?

Throughout  the  period, a slowing U.S. economy caused a wide range of companies
to   post  disappointing  earnings  and  to  warn  of  future  disappointments.
Nevertheless, our investment discipline and blended growth-and-value approach enabled the fund to outperform its benchmark in every industry group and
investment    sector.

The fund achieved its best results with investments in health care, where we focused primarily on stocks of service providers, such as Beverly Enterprises, Humana and Renal Care Group. At the same time, the fund de-emphasized speculative biotechnology stocks, which generally declined. Other particularly fruitful areas of investment included the financial services group, where the fund emphasized insurers, such as Annuity and Life Re Holdings and Horace Mann Educators, and specialty finance groups, such as AmeriCredit and Global Payment. The fund also realized modest gains, relative to its benchmark, among a small number of natural gas utilities, such as Kinder Morgan Management and OGE Energy.

Of course, given the generally poor performance of most equities, the fund could not achieve positive returns in every sector. Technology stocks, for example, were hit particularly hard by the economic slowdown, and energy stocks suffered due to declining oil and gas prices during the second half of the reporting period. Nevertheless, while the fund's investments in these areas declined, they held their ground relatively well compared to the benchmark.


What is the fund's current strategy?

As of the end of the reporting period, the fund held a smaller percentage of consumer- and technology-related stocks than its benchmark, primarily because of declining levels of consumer spending and weak business fundamentals for technology companies. While the fund also held a relatively small position in financial stocks overall, we are actively seeking investments in insurance, where the valuations are becoming attractive in the face of firming industry fundamentals. On the other hand, we recently established relatively large positions in energy, where stock prices in well-positioned companies have declined to attractive levels; in health care, where many companies remained insulated from the impact of the economic slowdown; and in materials and processing, where we believed industry fundamentals are likely to benefit from improvements in the global economy. We remain as strongly committed as ever to our blended growth-and-value approach to small-cap investing.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

Comparison of change in value of $10,000 investment in Dreyfus Premier Future Leaders Fund Class A shares and the Russell 2000 Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER FUTURE LEADERS FUND ON 6/29/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX ON THAT DATE. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO THE DIFFERENCES IN CHARGES AND EXPENSES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/01



                                                                                          Inception                        From
                                                                                            Date          1 Year         Inception
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                                          6/30/00        -3.56%         8.89%
WITHOUT SALES CHARGE                                                                       6/30/00         2.30%        14.53%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                                    6/30/00        -2.46%        10.31%

WITHOUT REDEMPTION                                                                         6/30/00         1.54%        13.66%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                                 6/30/00         0.61%        13.73%
WITHOUT REDEMPTION                                                                         6/30/00         1.61%        13.73%

CLASS R SHARES                                                                             6/30/00         2.58%        14.80%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                                        6/30/00        -2.40%         9.97%
WITHOUT SALES CHARGE                                                                       6/30/00         2.16%        14.39%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

August 31, 2001

STATEMENT OF INVESTMENTS



COMMON STOCKS--86.2%                                                                                Shares              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--2.5%

Henry Schein                                                                                     30,000  (a)           1,089,600

Ritchie Brothers Auctioneers                                                                     38,500  (a)           1,020,250

                                                                                                                       2,109,850

CONSUMER NON-DURABLES--2.5%

Cott                                                                                             82,500  (a)           1,107,975

Tommy Hilfiger                                                                                   75,000  (a)             967,500

                                                                                                                       2,075,475

CONSUMER SERVICES--5.4%

Emmis Communications, Cl. A                                                                      30,000  (a)             719,400

Entercom Communications                                                                          22,500  (a)             941,175

Martha Stewart Living Omnimedia, Cl. A                                                           55,000  (a)           1,015,300

Meredith                                                                                         23,100                  751,905

THQ                                                                                              21,500  (a)           1,142,725

                                                                                                                       4,570,505

ELECTRONIC TECHNOLOGY--11.5%

Alpha Industries                                                                                 30,000  (a)             952,800

Cognex                                                                                           35,000  (a)             968,800

DRS Technologies                                                                                 52,500  (a)           1,330,875

Elantec Semiconductor                                                                            30,000  (a)           1,140,000

Genesis Microchip                                                                                32,600  (a)             976,337

Loral Space & Communications                                                                    700,000  (a)           1,316,000

Photon Dynamics                                                                                  31,000  (a)           1,114,760

Plexus                                                                                           25,000  (a)             870,500

TranSwitch                                                                                      120,000  (a)             984,000

                                                                                                                       9,654,072

ENERGY MINERALS--4.4%

Cabot Oil & Gas, Cl. A                                                                           31,500                  704,340

Meridian Resource                                                                               167,500  (a)             938,000

Newpark Resources                                                                                65,000  (a)             514,800

Ocean Energy                                                                                     55,000                1,036,750

Unit                                                                                             55,000  (a)             504,900

                                                                                                                       3,698,790

FINANCE--15.7%

AmeriCredit                                                                                      22,500  (a)           1,038,600

Annuity and Life Re Holdings                                                                     27,500                  955,075


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Bank United (CPR)                                                                                 2,500  (a)                 775

Commerce Bancorp                                                                                 12,500                  844,375

Cullen/Frost Bankers                                                                             33,500                1,197,625

First Midwest Bancorp                                                                            27,000                  905,580

Harbor Florida Bancshares                                                                        55,000                  946,000

Horace Mann Educators                                                                            55,000                1,111,000

New York Community Bancorp                                                                       25,000                  928,250

OceanFirst Financial                                                                             44,500                1,152,550

Southwest Bancorporation of Texas                                                                32,500  (a)           1,041,300

Staten Island Bancorp                                                                            33,500                  931,300

Ventas                                                                                           95,000                1,114,350

Westamerica Bancorporation                                                                       27,500                1,074,700

                                                                                                                      13,241,480

HEALTH SERVICES--5.3%

Beverly Enterprises                                                                              95,000  (a)             950,000

Humana                                                                                          103,200  (a)           1,238,400

PSS World Medical                                                                               165,000  (a)           1,159,950

Renal Care                                                                                       35,000  (a)           1,146,600

                                                                                                                       4,494,950

HEATH TECHNOLOGY--7.3%

Alpharma, Cl. A                                                                                  40,000                1,256,000

CIMA Labs                                                                                        24,500  (a)           1,311,485

Cubist Pharmaceuticals                                                                           27,500  (a)           1,138,225

SICOR                                                                                            50,000  (a)           1,180,000

United Surgical Partners International                                                           50,000  (a)           1,242,500

                                                                                                                       6,128,210

NON-ENERGY MINERALS--3.4%

Agnico-Eagle Mines                                                                              120,000                1,140,000

Bethlehem Steel                                                                                 375,000                  547,500

Century Aluminum                                                                                 70,000  (a)           1,174,600

                                                                                                                       2,862,100

PROCESS INDUSTRIES--6.2%

Casella Waste Systems, Cl.A                                                                      85,000  (a)             989,400

Crown Cork & Seal                                                                               275,000                  948,750

Ivex Packaging                                                                                   55,000  (a)           1,003,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)

Lubrizol                                                                                         31,500                1,133,370

Pope & Talbot                                                                                    86,000                1,101,660

                                                                                                                       5,176,930

PRODUCER MANUFACTURING--2.7%

CIRCOR International                                                                             75,000                1,267,500

MagneTek                                                                                        100,000  (a)           1,040,000

                                                                                                                       2,307,500

RETAIL TRADE--5.5%

Electronics Boutique                                                                             32,500  (a)           1,353,625

Linens 'n Things                                                                                 41,500  (a)           1,079,000

99 Cents Only Stores                                                                             34,100  (a)           1,043,119

Pier 1 Imports                                                                                   92,500                1,123,875

                                                                                                                       4,599,619

TECHNOLOGY SERVICES--8.2%

Global Payments                                                                                  32,500                1,155,375

Integrated Circuit Systems                                                                       65,000  (a)           1,199,250

National Data                                                                                    33,500                1,293,435

NetIQ                                                                                            31,500  (a)           1,014,300

Network Associates                                                                               77,500  (a)           1,228,375

SmartForce Public, ADR                                                                           33,500  (a)             971,835

                                                                                                                       6,862,570

TRANSPORTATION--2.5%

Frontline                                                                                        75,000                1,042,500

Knight Transportation                                                                            50,000  (a)           1,101,000

                                                                                                                       2,143,500

UTILITIES--3.1%

Black Hills                                                                                      33,500                1,063,625

Kinder Morgan Management                                                                         10,655  (a)             782,639

Western Gas Resources                                                                            25,000                  768,750

                                                                                                                       2,615,014

TOTAL COMMON STOCKS

   (cost $69,761,457)                                                                                                 72,540,565


                                                                                               Principal
SHORT-TERM INVESTMENTS--7.8%                                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.42%, 9/13/2001                                                                              68,000                   67,943

   3.39%, 9/20/2001                                                                             345,000                  344,569

   3.45%, 10/4/2001                                                                              60,000                   59,835

   3.45%, 10/18/2001                                                                            379,000                  377,480

   3.45%, 10/25/2001                                                                          1,379,000                1,372,560

   3.34%, 11/1/2001                                                                           2,463,000                2,449,971

   3.32%, 11/8/2001                                                                             700,000                  695,849

   3.33%, 11/15/2001                                                                            770,000                  764,949

   3.55%, 11/29/2001                                                                            393,000                  389,927

TOTAL SHORT-TERM INVESTMENTS

   (cost $6,520,429)                                                                                                   6,523,083
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $76,281,886)                                                               94.0%               79,063,648

CASH AND RECEIVABLES (NET)                                                                         6.0%                5,014,452

NET ASSETS                                                                                       100.0%               84,078,100

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  76,281,886  79,063,648

Cash                                                                  3,983,228

Receivable for shares of Common Stock subscribed                        902,297

Receivable for investment securities sold                               580,719

Dividends receivable                                                     47,303

Prepaid expenses                                                         35,117

                                                                     84,612,312
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            83,449

Payable for investment securities purchased                             390,108

Payable for shares of Common Stock redeemed                              15,622

Accrued expenses                                                         45,033

                                                                        534,212
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       84,078,100
-------------------------------------------------------------------------------

COMPOSITON OF NET ASSETS ($):

Paid-in capital                                                      85,436,361

Accumulated net realized gain (loss) on investments                 (4,140,023)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4(b)                                         2,781,762
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      84,078,100

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       16,379,225            16,647,513           4,352,681           46,409,404              289,277

Shares Outstanding                    1,118,360             1,146,846             299,553            3,158,607               19,778
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          14.65                14.52                14.53                14.69                14.63



SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended August 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $107 foreign taxes withheld at source)          203,756

Interest                                                                93,633

TOTAL INCOME                                                           297,389

EXPENSES:

Management fee--Note 3(a)                                              268,997

Registration fees                                                       80,047

Shareholder servicing costs--Note 3(c)                                  57,852

Distribution fees--Note 3(b)                                            56,837

Professional fees                                                       39,396

Custodian fees--Note 3(c)                                               15,334

Prospectus and shareholders' reports                                    14,321

Directors' fees and expenses--Note 3(d)                                    539

Loan commitment fees--Note 2                                               110

Miscellaneous                                                            4,569

TOTAL EXPENSES                                                         538,002

Less-reduction in management fee due to
   undertaking--Note 3(a)                                              (49,071)

NET EXPENSES                                                           488,931

INVESTMENT (LOSS)                                                     (191,542)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Long transactions                                                (3,951,780)

   Short sale transactions                                             (72,595)

NET REALIZED GAIN (LOSS)                                            (4,024,375)

Net unrealized appreciation (depreciation) on investments            2,154,343

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,870,032)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,061,574)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             ----------------------------------

                                                     2001              2000(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (191,542)              (2,182)

Net realized gain (loss) on investments       (4,024,375)            (115,648)

Net unrealized appreciation (depreciation)
   on investments                              2,154,343              627,419

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (2,061,574)             509,589
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 17,495,692             774,653

Class B shares                                 17,289,109             759,318

Class C shares                                  4,129,758             834,718

Class R shares                                 47,256,606           1,575,337

Class T shares                                    224,368             400,000

Cost of shares redeemed:

Class A shares                                (1,956,507)                (54)

Class B shares                                (1,053,789)                --

Class C shares                                  (580,806)            (10,468)

Class R shares                                (1,136,100)                --

Class T shares                                  (371,750)                --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            81,296,581            4,333,504

TOTAL INCREASE (DECREASE) IN NET ASSETS       79,235,007            4,843,093
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             4,843,093                 --

END OF PERIOD                                  84,078,100           4,843,093

(A)  FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                     Year Ended August 31,
                                             ----------------------------------

                                                     2001            2000(a)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     1,186,352               61,245

Shares redeemed                                 (129,233)                  (4)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,057,119               61,241
-------------------------------------------------------------------------------

CLASS B

Shares sold                                     1,160,507               59,570

Shares redeemed                                  (73,231)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,087,276               59,570
-------------------------------------------------------------------------------

CLASS C

Shares sold                                       276,564               65,233

Shares redeemed                                  (41,437)                (807)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     235,127               64,426
-------------------------------------------------------------------------------

CLASS R

Shares sold                                     3,116,126              121,102

Shares redeemed                                  (78,621)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,037,505              121,102
-------------------------------------------------------------------------------

CLASS T

Shares sold                                        14,682               32,000

Shares redeemed                                  (26,904)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (12,222)               32,000

(A)  FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                                           Year Ended August 31,
                                                           ---------------------

CLASS A SHARES                                               2001         2000(a)
---------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                        14.32          12.50

Investment Operations:

Investment (loss)                                           (.01)(b)       (.00)(b, c)

Net realized and unrealized gain (loss)
   on investments                                            .34            1.82

Total from Investment Operations                             .33            1.82

Net asset value, end of period                             14.65           14.32
-----------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                        2.30           14.56(e)
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.63             .30(e)

Ratio of net investment (loss)
   to average net assets                                    (.70)           (.03)(e)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation            .20             1.12(e)

Portfolio Turnover Rate                                   247.87            47.50(e)
----------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     16,379              877

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                          Year Ended August 31,
                                                           ---------------------

CLASS B SHARES                                               2001        2000(a)
----------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                        14.30          12.50

Investment Operations:

Investment (loss)                                            (.02)(b)       (.02)(b)

Net realized and unrealized gain (loss)
   on investments                                             .24           1.82

Total from Investment Operations                              .22           1.80

Net asset value, end of period                              14.52          14.30
------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                         1.54          14.40(d)
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.37            .43(d)

Ratio of net investment (loss)
   to average net assets                                    (1.41)          (.16)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation             .21           1.13(d)

Portfolio Turnover Rate                                    247.87          47.50(d)
---------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      16,648            852

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)




                                                          Year Ended August 31,
                                                           ---------------------
CLASS C SHARES                                               2001        2000(a)
---------------------------------------------------------------------------------------
PER SHARE DATA ($):

    Net asset value, beginning of period                        14.30          12.50

Investment Operations:

Investment (loss)                                            (.02)(b)       (.02)(b)

Net realized and unrealized gain (loss)
   on investments                                             .25           1.82

Total from Investment Operations                              .23           1.80

Net asset value, end of period                              14.53          14.30
------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                         1.61          14.40(d)
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.37            .43(d)

Ratio of net investment (loss)
   to average net assets                                    (1.41)          (.16)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation             .32           1.21(d)

Portfolio Turnover Rate                                    247.87          47.50(d)
--------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       4,353            922

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                           Year Ended August 31,
                                                           ---------------------
CLASS R SHARES                                               2001        2000(a)
---------------------------------------------------------------------------------------
PER SHARE DATA ($):


Net asset value, beginning of period                        14.32          12.50

Investment Operations:

Investment income (loss)--net                                (.00)(b,c)     .00(b,c)

Net realized and unrealized gain (loss)
   on investments                                             .37           1.82

Total from Investment Operations                              .37           1.82

Net asset value, end of period                              14.69          14.32
------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             2.58          14.56(d)
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.26            .26(d)

Ratio of net investment income (loss)
   to average net assets                                     (.21)           .02(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation             .10            .62(d)

Portfolio Turnover Rate                                    247.87          47.50(d)
--------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      46,409          1,734

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Year Ended August 31,
                                                           ---------------------

CLASS T SHARES                                               2001         2000(a)
----------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        14.32           12.50

Investment Operations:

Investment (loss)                                            (.01)(b)        (.01)(b)

Net realized and unrealized gain (loss)
   on investments                                             .32            1.83

Total from Investment Operations                              .31            1.82

Net asset value, end of period                              14.63           14.32
--------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                         2.16           14.56(d)
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.86             .35(d)

Ratio of net investment (loss)
   to average net assets                                     (.90)           (.05)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation             .67            1.12(d)

Portfolio Turnover Rate                                    247.87           47.50(d)
---------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        289              458

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") is the distributor of the fund's shares.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized) . Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2001, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 5,096 shares of Class T.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $364 during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution
requirements    of    the    Internal    Revenue

Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $162,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

During the period ended August 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $191,542 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2001, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 2000 through August 31, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Distribution Plan fees, Shareholder Services Plan fees, commitment fees and extraordinary expenses, exceed an annual rate of 1.50% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $49,071 during the period ended August 31, 2001.

The Distributor retained $21,571 during the period ended August 31, 2001 from commissions earned on sales of fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2001, Class B, Class C and Class T shares were charged $44,027, $12,258 and $552, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and
other    information,    and    services

related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2001, Class A, Class B, Class C and Class T shares were charged $18,857, $14,676, $4,086 and $552, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $14,235 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2001, the fund was charged $15,334 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended August 31, 2001, the fund incurred total brokerage commissions of $303,873, of which $1,848 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended August 31, 2001:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       141,047,495           71,369,152

Short sale transactions                     603,072              530,477

     TOTAL                              141,650,567           71,899,629

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At August 31, 2001, there were no securities sold short outstanding.

(b) At August 31, 2001, accumulated net unrealized appreciation on investments was $2,781,762, consisting of $6,292,129 gross unrealized appreciation and $3,510,367 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Future Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Future Leaders Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2001, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of August 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Future Leaders Fund at August 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 12, 2001

                                                             The Fund


NOTES


                        For More Information

                        Dreyfus Premier Future Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  522AR0801
====================================

Dreyfus

Premier Strategic Value Fund

ANNUAL REPORT August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                           Dreyfus Premier Strategic Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Strategic Value Fund covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Quinn Stills. As of June 29, 2001, Mr. Stills began managing the portfolio.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Quinn Stills, Portfolio Manager

How did Dreyfus Premier Strategic Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2001, the fund's Class A shares produced a total return of -7.38%. Since inception on May 31, 2001, the fund's Class B, C, R and T shares produced total returns of -6.82%, -6.86%, -6.91% and -7.07% , respectively.(1) In contrast, the fund's benchmarks, the Russell 1000 Value Index and the Russell Midcap Value Index, achieved total returns of -1.12% and -12.97%, respectively, for the same reporting periods.(2,3)

We attribute the fund' s and the market's weak overall performance to lower corporate earnings and investor pessimism in a slowing economy. The fund's lackluster returns relative to its benchmarks are primarily the result of weak performance among the fund's investments in the in the capital goods, energy and
technology    industry    groups.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, we invest at least 65% and up to 100% of the fund's total assets in the stocks of value companies of any size. These investments may include common stocks, preferred stocks and
convertible    securities    of    both    U.S.    and    foreign    issuers.

When selecting stocks for the fund, we begin with a proprietary computer model that identifies suitable candidates. Working with our team of research analysts, we then reduce that list of names by conducting fundamental research and by meeting with the management teams of the remaining candidates. Specifically, we are looking for factors that could signal a rise in the stock's price, including new products or markets, opportunities for gaining greater market share, more effective management teams or positive changes in the company's corporate structure or market perception.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors affected the fund's performance?

Although the fund was negatively affected by the economic slowdown during the reporting period, the value-oriented stocks in which the fund invests held up much better than growth-oriented stocks. Growth stocks also fell steeply throughout the period and were led in their descent by formerly high-flying technology stocks.

While the fund's relative performance benefited from its focus on value-oriented stocks, returns were hurt by individual stock selections within certain industry groups. For example, in the capital goods sector, we believe that defense contractor Honeywell lost value when its plans to be acquired by General Electric were derailed by European regulators. In the technology group, semiconductor Texas Instruments suffered from the effects of lower demand for its products from telecommunications equipment manufacturers. Finally, our focus on exploration and drilling companies hurt the fund's energy sector performance when oil prices fell during the second half of the reporting period.

These negative returns were partially offset by gains in other areas, however. For example, our health care investments fared particularly well, driven higher by pharmaceutical companies SICOR and Alpharma, as well as health care products distributor Henry Schein Inc. The fund also benefited from our individual stock selections in the consumer staples and communications services groups.

What is the fund's current strategy?

We have made a number of substantial changes recently, including the fund's name. Strategically, however, we continue to look for companies selling at inexpensive valuations relative to their own history and to similar companies within the same industry or companies with similar financial characteristics in other industries. We seek companies with sound or improving business fundamentals, as well as the presence of a catalyst that is likely to unlock the stock' s value. We attempt to find such opportunities through intensive research into individual companies.


For example, our above-average exposure to the health care sector is a result of our view that many stocks within the group enjoy improving business fundamentals but are priced inexpensively compared to their own histories. On the other hand, we have de-emphasized the energy area, because we believe that many of these companies are expensively valued in an environment of falling oil and gas prices.

In other areas, the dramatic decline of most technology stocks affected both speculative and well-established companies, including some with excellent business fundamentals, in our opinion. We have found some attractive values among the latter group, and we have increased the fund's technology exposure accordingly. In the financial services group, we have reduced our holdings of banks and increased our exposure to asset managers, thrifts and insurance companies.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Strategic Value Fund Class A shares with the Russell Midcap Value Index and the Russell 1000 Value Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STRATEGIC VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN EACH OF THE RUSSELL 1000 VALUE INDEX AND THE RUSSELL MIDCAP VALUE INDEX.

ON MAY 31, 2001, DREYFUS PREMIER STRATEGIC VALUE FUND ADOPTED A MULTI-CLASS SHARE STRUCTURE. THE CLASSES WILL INCLUDE A, B, C, R, AND T SHARES. THE EXISTING FUND SHARES WERE DESIGNATED AS CLASS A SHARES AND EXISTING SHAREHOLDERS WERE GRANDFATHERED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO THE DIFFERENCES IN CHARGES AND EXPENSES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL APPLICABLE FEES AND EXPENSES. THE RUSSELL 1000 VALUE INDEX USES COMPANY PRICE-TO-BOOK RATIOS AND LONG-TERM GROWTH RATES TO CALCULATE A COMPOSITE RANKING WHICH IS USED TO DETERMINE IF A STOCK IS "GROWTH" OR "VALUE." THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED INDEX OF THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE FOREGOING INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 8/31/01




                                                                  Inception                                              From
                                                                    Date            1 Year           5 Years          Inception
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                    9/29/95       (12.71)%             11.28%          18.62%

WITHOUT SALES CHARGE                                                 9/29/95        (7.38)%             12.61%          19.81%

Actual Aggregate Total Returns AS OF 8/31/01

                                                                  Inception                                              From
                                                                    Date            1 Year           5 Years          Inception
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                              5/31/01           --                --           (10.55)%

WITHOUT REDEMPTION                                                   5/31/01           --                --            (6.82)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                           5/31/01           --                --            (7.80)%

WITHOUT REDEMPTION                                                   5/31/01           --                --            (6.86)%

CLASS R SHARES                                                       5/31/01           --                --            (6.91)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                  5/31/01           --                --           (11.24)%

WITHOUT SALES CHARGE                                                 5/31/01           --                --            (7.07)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund



STATEMENT OF INVESTMENTS

August 31, 2001



COMMON STOCKS--95.9%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES--.9%

Koninklijke (Royal) Philips Electronics (New York Shares)                                        38,600                1,033,322

BASIC INDUSTRIES--2.1%

Air Products & Chemicals                                                                         21,800                  924,320

duPont (E.I.) deNemours & Co.                                                                    27,200                1,114,384

Solutia                                                                                          37,500                  517,875

                                                                                                                       2,556,579

BROADCASTING & PUBLISHING--.5%

Fox Entertainment Group, Cl. A                                                                   23,300  (a)             571,316

CAPITAL GOODS--7.9%

Eaton                                                                                            14,000                1,007,020

Emerson Electric                                                                                 18,600                  996,960

Illinois Tool Works                                                                              21,800                1,362,718

Pitney Bowes                                                                                     59,400                2,583,306

Rockwell Collins                                                                                 14,900                  302,768

Rockwell International                                                                           14,900                  239,145

United Technologies                                                                              42,900                2,934,360

                                                                                                                       9,426,277

CONSUMER DURABLES--2.7%

Ford Motor                                                                                       41,800                  830,566

Maytag                                                                                           79,200                2,433,816

                                                                                                                       3,264,382

CONSUMER NON-DURABLES--6.3%

Bemis                                                                                            13,200                  577,632

Clorox                                                                                           36,200                1,348,450

Constellation Brands, Cl. A                                                                      35,600  (a)           1,507,660

Fortune Brands                                                                                   38,400                1,468,800

Jones Apparel Group                                                                               6,500  (a)             207,350

NIKE, Cl. B                                                                                      23,400                1,170,000

Procter & Gamble                                                                                  4,900                  363,335

UST                                                                                              28,700                  947,100

                                                                                                                       7,590,327

CONSUMER SERVICES--6.9%

Circuit City Stores- Circuit City Group                                                          44,100                  736,470

Federated Department Stores                                                                      55,800  (a)           2,026,098

Liberty Media, Cl. A                                                                            179,200  (a)           2,723,840

Penney (J.C.)                                                                                    17,600                  422,400

RadioShack                                                                                       68,300                1,598,220


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

Wal-Mart Stores                                                                                  12,900                  619,845

Young Broadcasting, Cl. A                                                                         7,400  (a)             168,350

                                                                                                                       8,295,223

ENERGY--7.5%

BP, ADS                                                                                          45,400                2,309,952

El Paso                                                                                           4,400                  213,796

Exxon Mobil                                                                                      78,398                3,147,680

Royal Dutch Petroleum (New York Shares)                                                          18,300                1,036,329

Schlumberger                                                                                     20,400                  999,600

Texaco                                                                                            5,700                  397,005

Williams Communications Group                                                                    21,100  (a)              34,815

Williams Cos.                                                                                    25,100                  817,005

                                                                                                                       8,956,182

FINANCIAL SERVICES--19.3%

Alliance Capital Management Holding                                                              61,000                3,193,960

Astoria Financial                                                                                43,100                2,542,900

Citigroup                                                                                        75,807                3,468,170

Fannie Mae                                                                                        5,700                  434,397

Golden State Bancorp                                                                             84,700                2,542,694

Golden West Financial                                                                            63,800                3,692,106

Lehman Brothers Holdings                                                                         30,300                1,989,195

Merrill Lynch                                                                                    22,000                1,135,200

Morgan Stanley Dean Witter & Co.                                                                 24,400                1,301,740

Stilwell Financial                                                                               99,300                2,839,980

                                                                                                                      23,140,342

HEALTH CARE--10.3%

Johnson & Johnson                                                                                60,000                3,162,600

Merck & Co.                                                                                      27,400                1,783,740

Oxford Health Plans                                                                              21,000  (a)             629,580

Wellpoint Health Networks                                                                        62,600  (a)           6,665,648

Zimmer Holdings                                                                                   1,230                   33,456

                                                                                                                      12,275,024

INSURANCE--8.4%

Allmerica Financial                                                                              31,400                1,672,678

Allstate                                                                                         38,600                1,309,698

American International Group                                                                     42,472                3,321,318

Marsh & McLennan Cos.                                                                            13,900                1,291,310

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INSURANCE (CONTINUED)

Old Republic International                                                                       91,600                2,459,460

                                                                                                                      10,054,464

LEISURE & TOURISM--1.3%

Mandalay Resort Group                                                                            63,600  (a)           1,582,368

RECREATION--.8%

Hasbro                                                                                           53,400                  925,956

TECHNOLOGY--13.5%

AT&T Wireless Services                                                                            3,700  (a)              57,350

Apple Computer                                                                                   92,800  (a)           1,721,440

Avaya                                                                                            24,600                  279,456

Axcelis Technologies                                                                             16,500  (a)             230,175

BMC Software                                                                                      8,500  (a)             136,000

Computer Sciences                                                                                13,900  (a)             522,640

Compuware                                                                                        18,700  (a)             228,327

Harmonic                                                                                          9,000  (a)             135,000

Intel                                                                                            22,000                  615,120

International Business Machines                                                                  52,500                5,250,000

KLA-Tencor                                                                                       32,600  (a)           1,601,964

KPMG Consulting                                                                                  10,600                  156,138

Motorola                                                                                         95,800                1,666,920

Nortel Networks                                                                                  88,500                  554,010

Sun Microsystems                                                                                 21,200  (a)             242,740

3Com                                                                                            267,100  (a)           1,097,781

Teleflex                                                                                         34,300                1,687,560

                                                                                                                      16,182,621

TELECOMMUNICATIONS--1.5%

Advanced Fibre Communications                                                                     4,200  (a)             101,850

Cable & Wireless, ADS                                                                            24,100                  357,885

Sprint (FON Group)                                                                               39,800                  928,932

Sprint (PCS Group)                                                                               15,700  (a)             392,186

                                                                                                                       1,780,853

TRANSPORTATION--3.4%

Canadian National Railway                                                                        14,900                  648,150

KLM Royal Dutch Airlines (New York Shares)                                                        9,000                  136,800

Southwest Airlines                                                                              122,700                2,195,103

USFreightways                                                                                    31,000                1,128,400

                                                                                                                       4,108,453




COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES--2.6%

AT&T                                                                                             11,600                  220,864

British Telecommunications, ADR                                                                  12,100                  757,581

Mirant                                                                                            3,300                   94,545

NiSource                                                                                          8,100                   19,845

Scottish Power, ADR                                                                              31,300                  887,355

Telephone and Data Systems                                                                       11,000                1,135,750

                                                                                                                       3,115,940

TOTAL COMMON STOCKS

   (cost $115,237,728)                                                                                               114,859,629
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.0%
-----------------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS;

News, ADS, Cum.,$.4428

   (cost $1,369,950)                                                                             43,000                1,193,250
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.5%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.52%, 10/4/2001                                                                             150,000                  149,588

   3.28%, 10/25/2001                                                                            156,000                  155,271

   3.34%, 11/1/2001                                                                           1,992,000                1,981,462

   3.34%, 11/8/2001                                                                              76,000                   75,549

   3.32%, 11/23/2001                                                                            295,000                  292,841

   3.29%, 11/29/2001                                                                            378,000                  375,044

TOTAL SHORT-TERM INVESTMENTS

   (cost $3,028,660)                                                                                                   3,029,755
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $119,636,338)                                                             99.4%              119,082,634

CASH AND RECEIVABLES (NET)                                                                          .6%                  756,302

NET ASSETS                                                                                       100.0%              119,838,936

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           119,636,338   119,082,634

Cash                                                                    235,060

Receivable for investment securities sold                               411,930

Dividends receivable                                                    237,009

Receivable for shares of Common Stock subscribed                         40,154

Prepaid expenses                                                         49,802

                                                                    120,056,589
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           117,033

Payable for shares of Common Stock redeemed                              20,496

Accrued expenses                                                         80,124

                                                                        217,653
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      119,838,936
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     116,627,821

Accumulated undistributed investment income--net                        405,998

Accumulated net realized gain (loss) on investments                   3,358,821

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4(b)                                           (553,704
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      119,838,936

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      119,454,786              257,853              124,436                  931               929.69

Shares Outstanding                    5,321,166               11,513                5,557               41.597               41.597
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          22.45                22.40                22.39                22.38                22.35



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended August 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,193 foreign taxes withheld at source)      1,567,553

Interest                                                               181,919

TOTAL INCOME                                                         1,749,472

EXPENSES:

Management fee--Note 3(a)                                              762,661

Shareholder servicing costs-Note 3(c)                                  446,994

Registration fees                                                       25,351

Professional fees                                                       24,191

Prospectus and shareholders' reports                                    24,013

Custodian fees--Note 3(c)                                               19,483

Directors' fees and expenses--Note 3(d)                                  3,317

Interest expense--Note 2                                                   621

Distribution fees--Note 3(b)                                               359

Miscellaneous                                                            2,049

TOTAL EXPENSES                                                       1,309,039

INVESTMENT INCOME--NET                                                 440,433
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                    6,543,737

Short sale transactions                                                253,385

NET REALIZED GAIN (LOSS)                                             6,797,122

Net unrealized appreciation (depreciation) on investments         (15,560,036)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (8,762,914)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (8,322,481)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended August 31,
                                             ----------------------------------

                                                  2001(a)                2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            440,433           1,129,464

Net realized gain (loss) on investments         6,797,122           9,266,178

Net unrealized appreciation (depreciation)
   on investments                             (15,560,036)          7,684,636

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (8,322,481)         18,080,278
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,160,972)            (200,027)

Net realized gain on investments:

Class A shares                               (12,184,102)          (6,627,196)

TOTAL DIVIDENDS                              (13,345,074)          (6,827,223)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 75,613,845         19,931,331

Class B shares                                    281,099                --

Class C shares                                    136,646                --

Class R shares                                      1,000                --

Class T shares                                      1,000                --

Dividends reinvested:

Class A shares                                 13,054,661          6,588,816

Cost of shares redeemed:

Class A shares                               (25,534,300)        (32,045,777)

Class B shares                                   (11,604)                --

Class C shares                                    (7,236)                --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            63,535,111          (5,525,630)

TOTAL INCREASE (DECREASE) IN NET ASSETS       41,867,556           5,727,425
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            77,971,380         72,243,955

END OF PERIOD                                 119,838,936         77,971,380

Undistributed investment income--net              405,998          1,126,537

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON JUNE 1, 2001. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended August 31,
                                             ----------------------------------

                                                  2001(a)               2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     3,105,009             777,490

Shares issued for dividends reinvested            563,673             289,364

Shares redeemed                                (1,054,158)         (1,306,987)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,614,524            (240,133)
-------------------------------------------------------------------------------

CLASS B

Shares sold                                        11,999                  --

Shares redeemed                                     (486)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      11,513                  --
-------------------------------------------------------------------------------

CLASS C

Shares sold                                         5,863                  --

Shares redeemed                                     (306)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,557                  --
-------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                            42                  --
-------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            42                  --

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON JUNE 1, 2001. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                                                                           Year Ended August 31,
                                                              ---------------------------------------------------------------------

CLASS A SHARES                                                2001(a)           2000           1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            28.81          24.52          20.45          26.40         20.08

Investment Operations:

Investment income--net                                         .11(b)            .43(b)         .05(b)         .05           .02

Net realized and unrealized gain (loss)
   on investments                                              (2.10)           6.46           5.11          (4.27)         8.22

Total from Investment Operations                               (1.99)           6.89           5.16          (4.22)         8.24

Distributions:

Dividends from investment income-net                            (.38)          (.08)          (.04)         (.03)          (.05)

Dividends from net realized gain
   on investments                                              (3.99)         (2.52)         (1.05)        (1.70)         (1.87)

Total Distributions                                            (4.37)         (2.60)         (1.09)        (1.73)         (1.92)

Net asset value, end of period                                  22.45         28.81          24.52         20.45          26.40
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            (7.38)(c)         30.88          25.41        (17.02)         43.57
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.29          1.34           1.29          1.27           1.24

Ratio of interest expense
   to average net assets                                       .00(d)         .00(d)           .01           .01            --

Ratio of net investment income
   to average net assets                                          .43        1.72              .22           .16            .18

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                         --           --              --             --           .14

Portfolio Turnover Rate                                        337.44        235.16          225.12       170.46         120.71
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                119,455        77,971          72,244       91,909        159,529

(A)  THE FUND CHANGED TO A FIVE CLASS FUND ON JUNE 1, 2001. THE EXISTING  SHARES
     WERE REDESIGNATED CLASS A SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                                  Period Ended
CLASS B SHARES                                               August 31, 2001(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     24.04

Investment Operations:

Investment (loss)                                                     (.02)(b)

Net realized and unrealized gain (loss)
  on investments                                                        (1.62)

Total from Investment Operations                                        (1.64)

Net asset value, end of period                                           22.40
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                 (6.82)(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .57(d)

Ratio of net investment (loss)
  to average net assets                                               (.09)(d)

Portfolio Turnover Rate                                                 337.44
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                      258

(A)  FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Period Ended
CLASS C SHARES                                               August 31, 2001(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     24.04

Investment Operations:

Investment (loss)                                                     (.01)(b)

Net realized and unrealized gain (loss)
  on investments                                                        (1.64)

Total from Investment Operations                                        (1.65)

Net asset value, end of period                                           22.39
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                 (6.86)(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .57(d)

Ratio of net investment (loss)
  to average net assets                                               (.06)(d)

Portfolio Turnover Rate                                                 337.44
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                      124

(A)  FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                  Period Ended
CLASS R SHARES                                               August 31, 2001(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     24.04

Investment Operations:

Investment (loss)                                                     (.04)(b)

Net realized and unrealized gain (loss)
  on investments                                                        (1.62)

Total from Investment Operations                                        (1.66)

Net asset value, end of period                                           22.38
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     (6.91)(c)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .60(c)

Ratio of net investment (loss)
  to average net assets                                               (.19)(c)

Portfolio Turnover Rate                                                 337.44
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                        1

(A)  FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Period Ended
CLASS T SHARES                                               August 31, 2001(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     24.04

Investment Operations:

Investment (loss)                                                     (.07)(b)

Net realized and unrealized gain (loss)
  on investments                                                        (1.62)

Total from Investment Operations                                        (1.69)

Net asset value, end of period                                           22.35
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                 (7.07)(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .73(d)

Ratio of net investment (loss)
  to average net assets                                               (.32)(d)

Portfolio Turnover Rate                                                 337.44
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                        1

(A)  FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Strategic Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On March 28, 2001, the Company's Board of Directors approved to (i) change the name of the fund to Dreyfus Premier Strategic Value Fund; (ii) classify the fund' s current outstanding shares as Class A shares; and (iii) increase the fund' s authorized shares and classifying such shares as Class B, Class C, Class R and Class T shares. These changes took effect on June 1, 2001.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of August 31, 2001, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Class R and Class T shares of the fund.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $3,054 during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended August 31, 2001 was approximately $13,800, with a related weighted average annualized interest rate of 4.50%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2001, Class B, Class C and Class T shares were charged $240, $118 and $1, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regard ing the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2001, Class A, Class B, Class C and Class T shares were charged $254,100, $80, $39 and $1, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $58,514 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2001, the fund was charged $19,483 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) During the period ended August 31, 2001, the fund incurred total brokerage commissions of $858,407, of which $11,940 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

(A)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended August 31, 2001:

                                      Purchases ($)           Sales ($)
--------------------------------------------------------------------------------

Long transactions                       381,141,252          332,741,325

Short sale transactions                  19,231,933           19,485,318

     TOTAL                              400,373,185          352,226,643

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. At August 31, 2001, there were no securities sold short outstanding.

(B) At August 31, 2001, accumulated net unrealized depreciation on investments was $553,704, consisting of $2,873,245 gross unrealized appreciation and $3,426,949 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Strategic Value Fund (one of the Series comprising Dreyfus Growth and Value Funds, Inc.), as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Strategic Value Fund at August 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 12, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $1.1720 per share as a long-term capital gain distribution of the $4.3680 per share paid on December 4, 2000.

The fund also designates 15.55% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.


                                                             The Fund

                        For More Information

                        Dreyfus Premier Strategic Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  257AR0801
====================================

Dreyfus

Premier Structured Mid Cap Fund

ANNUAL REPORT August 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            22   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                        Dreyfus Premier Structured Mid Cap Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Structured Mid Cap Fund covers the period from the fund' s inception on June 29, 2001 through August 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Dunn.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Michael Dunn, Portfolio Manager

How did Dreyfus Premier Structured Mid Cap Fund perform relative to its benchmark?

From its inception on June 29, 2001 to the end of the annual reporting period on August 31, 2001, the fund produced a total return of -5.68% for Class A shares, -5.84% for Class B shares, -5.84% for Class C shares, -5.68% for Class R shares and -5.76% for Class T shares.(1) In comparison, the Russell Midcap Index produced a total return of -6.60% for the same period.(2)

We believe that two months is too brief a time to accurately assess the performance of any long-term investment. However, market weakness over the past two months was primarily concentrated among growth stocks. Those losses, however, were slightly cushioned by better returns produced by the fund's value-oriented holdings.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund invests primarily in a blended portfolio of growth and value stocks of medium-size companies whose market values generally range between $2 billion and $10 billion at the time of purchase. However, since the fund may continue to hold a security as its market capitalization grows, a substantial portion of the fund's holdings may have market values in excess of $10 billion at any given time. The fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by computer models that identify and rank stocks based on:

*FUNDAMENTAL MOMENTUM, such as reported and forecasted earnings for a company relative to its past, peers and the models' overall stock universe;

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*RELATIVE VALUE, such as current and forecasted price-to-earnings ratios, yields and other price-sensitive data for a stock compared to its past, peers and the models' overall stock universe;

*FUTURE CASH FLOW, which is a stock's potential price appreciation based on historical information and analysts' forecasts of return on capital, earnings
and    dividends;    and

*ADDITIONAL  FACTORS,  such  as  trading  by company insiders or stock pricing
variables    and    historical    information.

We select what we believe to be the most attractive of the top-ranked securities for the fund. We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a top-ranked security in order to
remain    fully    invested.

What other factors influenced the fund's performance?

The fund was most influenced by our disciplined approach to stock selection during the reporting period. Using a proprietary computer model, we evaluate more than 4,000 stocks on a variety of value and growth characteristics. Only stocks rated highly by this "blended" process are considered as potential holdings.

This process-driven approach does not consider broad economic or market trends, such as stock market activities, interest-rate movements, the market's current preference for value versus the growth style of investing or changes within industries or sectors. In fact, our proprietary computer model screens out these factors in an attempt to reduce risk.

By design, the fund' s largest holdings will have a combination of favorable value and growth characteristics. For the two-month reporting period, the top five stocks meeting these criteria were Dole Food Co., the worldwide food distributor; Greenpoint Financial, which offers home finance and consumer banking services; Valero Energy, a diversified energy company; M&T Bank, a banking and financial services conglomerate; and UtiliCorp United, a
full-service    energy    company.


What is the fund's current strategy?

Our strategy remains the same as it was at the fund's inception. In fact, as quantitative managers, we intend to change the fund's strategy very little, regardless of changes in market conditions. That's because our quantitative models are designed to find stocks with superior value and growth characteristics in virtually any economic or market environment. In our view, sticking to such a disciplined process is an excellent way to eliminate the " market noise" that often distracts portfolio managers from finding stocks that are likely to outpace the market averages.

In addition, we believe that our quantitative approach can help manage risks. For example, our process is designed to provide a high level of diversification, with risk typically spread among more than 150 stocks. Our process is also designed to ensure that the fund is never tilted toward one investment style or another, which we believe can help further manage portfolio risk. We welcome the opportunity to put our disciplined investment approach to work for you as you pursue your long-term financial goals.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC.-- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

August 31, 2001


STATEMENT OF INVESTMENTS



COMMON STOCKS--96.6%                                                                             Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--4.5%

Avnet                                                                                               800                   19,264

Ceridian                                                                                            900  (a)              17,505

SEI Investments                                                                                     100                    4,104

SunGard Data Systems                                                                                400  (a)               9,460

Viad                                                                                                600                   15,780

Wallace Computer Services                                                                         1,200                   20,220

                                                                                                                          86,333

COMMUNICATIONS--.5%

Telephone and Data Systems                                                                          100                   10,325

CONSUMER DURABLES--3.3%

Bandag                                                                                              200                    5,926

Electronic Arts                                                                                     200  (a)              11,542

International Game Technology                                                                       200  (a)              10,704

Lennar                                                                                              600                   26,730

Mohawk Industries                                                                                   200  (a)               8,920

                                                                                                                          63,822

CONSUMER NON-DURABLES--5.8%

Dole Food Co.                                                                                     1,100                   26,389

Hormel Foods                                                                                        400                   10,188

Jones Apparel Group                                                                                 700  (a)              22,330

PepsiAmericas                                                                                     1,400                   21,980

R.J. Reynolds Tobacco Holdings                                                                      100                    5,775

Smithfield Foods                                                                                    200  (a)               8,850

Universal                                                                                           400                   16,972

                                                                                                                         112,484

CONSUMER SERVICES--5.5%

Apollo Group, Cl. A                                                                                 700  (a)              27,559

Cablevision Systems, Cl. A                                                                          100  (a)               4,670

Entercom Communications                                                                             200  (a)               8,366

HomeStore.com                                                                                       300  (a)               4,971

Lone Star Steakhouse & Saloon                                                                       800                    9,960

Mandalay Resort Group                                                                               900  (a)              22,392

Papa John's International                                                                           400  (a)              10,100

Travelocity.com                                                                                     200  (a)               4,784

USA Networks                                                                                        200  (a)               4,632

Westwood One                                                                                        300  (a)               8,550

                                                                                                                         105,984


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY--9.8%

ADTRAN                                                                                              200  (a)               4,630

Advanced Micro Devices                                                                              300  (a)               4,065

Atmel                                                                                             1,000  (a)               9,590

FEI Co.                                                                                             100  (a)               3,483

International Rectifier                                                                             200  (a)               7,396

LTX                                                                                                 300  (a)               5,373

L-3 Communications Holdings                                                                         300  (a)              20,130

Lam Research                                                                                        900  (a)              25,479

MIPS Technologies, Cl. B                                                                            400  (a)               3,380

Mentor Graphics                                                                                     800  (a)              13,200

NVIDIA                                                                                              300  (a)              25,413

Plantronics                                                                                         200  (a)               3,980

Storage Technology                                                                                1,500  (a)              21,450

Synopsys                                                                                            400  (a)              18,456

UTStarcom                                                                                           500  (a)               8,375

Vishay Intertechnology                                                                              600  (a)              13,998

                                                                                                                         188,398

ENERGY MINERALS--2.4%

Ocean Energy                                                                                        900                   16,965

Valero Energy                                                                                       700                   29,050

                                                                                                                          46,015

FINANCE--16.4%

Allmerica Financial                                                                                 200                   10,654

AmeriCredit                                                                                         300  (a)              13,848

Associated Banc-Corp                                                                                700                   23,737

CNA Financial                                                                                       200  (a)               5,554

First Tennessee National                                                                            900                   28,989

Golden State Bancorp                                                                                900                   27,018

GreenPoint Financial                                                                                800                   31,536

Hibernia, Cl. A                                                                                   1,500                   25,935

M&T Bank                                                                                            500                   36,325

Marshall & Ilsley                                                                                   600                   33,372

Neuberger Berman                                                                                    450                   19,674

North Fork Bancorporation                                                                           100                    2,980

Protective Life                                                                                     700                   20,881

Radian Group                                                                                        700                   28,077

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

T. Rowe Price Group                                                                                 200                    7,478

                                                                                                                         316,058

HEALTH TECHNOLOGY--10.8%

Apogent Technologies                                                                              1,000  (a)              24,040

Barr Laboratories                                                                                   300  (a)              25,122

Edwards Lifesciences                                                                                300  (a)               7,887

Genzyme--General Division                                                                           500  (a)              28,320

IDEC Pharmaceuticals                                                                                400  (a)              23,708

IVAX                                                                                                900  (a)              30,294

Millennium Pharmaceuticals                                                                          200  (a)               5,500

Mylan Laboratories                                                                                  200                    6,598

Perrigo                                                                                             800  (a)              12,912

STERIS                                                                                              900  (a)              19,476

VISX                                                                                                500  (a)               8,740

Vertex Pharmaceuticals                                                                              400  (a)              14,756

                                                                                                                         207,353

INDUSTRIAL SERVICES--3.8%

BJ Services                                                                                       1,100  (a)              24,673

Dycom Industries                                                                                    500  (a)               7,245

Helmerich & Payne                                                                                   500                   15,280

Jacobs Engineering Group                                                                            100  (a)               5,862

Shaw Group                                                                                          200  (a)               5,470

Smith International                                                                                 200  (a)               9,280

Varco International                                                                                 300  (a)               4,554

                                                                                                                          72,364

PROCESS INDUSTRIES--3.1%

Albemarle                                                                                           600                   12,684

Pactiv                                                                                              700  (a)              11,116

RPM                                                                                               1,100                   12,122

Schulman (A.)                                                                                       900                   12,411

Wausau-Mosinee Paper                                                                                900                   11,304

                                                                                                                          59,637


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--6.4%

American Standard Cos.                                                                              300  (a)              20,955

Harsco                                                                                              600                   21,240

Lear                                                                                                300  (a)              10,872

Mettler-Toledo International                                                                        100  (a)               4,577

Pentair                                                                                             300                   11,250

Precision Castparts                                                                                 400                   13,736

SPX                                                                                                 200  (a)              23,250

Stewart & Stevenson Services                                                                        100                    2,746

York International                                                                                  400                   15,200

                                                                                                                         123,826

RETAIL TRADE--2.9%

Abercrombie & Fitch, Cl. A                                                                          100  (a)               3,034

American Eagle Outfitters                                                                           600  (a)              15,450

AutoNation                                                                                          800  (a)               8,608

BJ's Wholesale Club                                                                                 200  (a)               9,800

Circuit City Stores-Circuit City Group                                                              400                    6,680

Dollar Tree Stores                                                                                  200  (a)               4,746

Rite Aid                                                                                            800  (a)               6,352

                                                                                                                          54,670

TECHNOLOGY SERVICES--11.9%

Affiliated Computer Services                                                                        100  (a)               8,177

CSG Systems International                                                                           200  (a)               9,180

Cadence Design Systems                                                                              800  (a)              17,584

DST Systems                                                                                         500  (a)              23,925

EarthLink                                                                                           300  (a)               4,053

Express Scripts                                                                                     500  (a)              26,760

First Health Group                                                                                  300  (a)               8,400

Health Net                                                                                        1,100  (a)              20,757

Network Associates                                                                                  600  (a)               9,510

Omnicare                                                                                            400                    9,568

Oxford Health Plans                                                                                 900  (a)              26,982

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

Quest Diagnostics                                                                                   100  (a)               6,265

RSA Security                                                                                        200  (a)               3,848

Retek                                                                                               400  (a)              11,192

Reynolds & Reynolds, Cl. A                                                                        1,000                   24,900

Sykes Enterprises                                                                                   900  (a)               8,334

Symantec                                                                                            200  (a)               8,598

                                                                                                                         228,033

TRANSPORTATION--2.1%

Overseas Shipholding Group                                                                          800                   21,808

Tidewater                                                                                           600                   18,666

                                                                                                                          40,474

UTILITIES--7.4%

AGL Resources                                                                                     1,000                   21,300

Black Hills                                                                                         500                   15,875

MDU Resources Group                                                                                 600                   17,088

Potomac Electric Power                                                                            1,100                   24,739

Public Service Company of New Mexico                                                                500                   14,200

Puget Energy                                                                                        800                   19,824

UtiliCorp United                                                                                    900                   28,944

                                                                                                                         141,970
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,939,566)                                                               96.6%                1,857,746

CASH AND RECEIVABLES (NET)                                                                         3.4%                   65,548

NET ASSETS                                                                                       100.0%                1,923,294

(A)  NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,939,566    1,857,746

Cash                                                                     23,224

Dividends receivable                                                      1,804

Prepaid expenses                                                         47,939

Due from The Dreyfus Corporation                                         10,969

                                                                      1,941,682
-------------------------------------------------------------------------------

LIABILITIES ($):

ACCRUED EXPENSES                                                         18,388
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,923,294
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,027,353

Accumulated undistributed investment income--net                          9,978

Accumulated net realized gain (loss) on investments                    (32,217)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                              (81,820)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       1,923,294

NET ASSET VALUE PER SHARE




                                        Class A              Class B              Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          660,485              659,552              225,845              188,777              188,635

Shares Outstanding                       56,000               56,000               19,177               16,000               16,000
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          11.79                11.78                11.78                11.80                11.79



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

From June 29, 2001 (commencement of operations) to August 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                           4,048

Interest                                                                 1,559

TOTAL INCOME                                                             5,607

EXPENSES:

Management fee--Note 2(a)                                                2,556

Auditing fees                                                           15,000

Registration fees                                                        9,908

Custodian fees--Note 2(c)                                                1,741

Prospectus and shareholders' reports                                     1,390

Distribution fees--Note 2(b)                                             1,238

Shareholder servicing costs--Note 2(c)                                     976

Legal fees                                                                 250

Directors' fees and expenses--Note 2(d)                                    115

Miscellaneous                                                              100

TOTAL EXPENSES                                                          33,274

Less- expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 2(a)                                        (27,009)

NET EXPENSES                                                             6,265

INVESTMENT (LOSS)                                                         (658)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                (32,217)

Net unrealized appreciation (depreciation) on investments              (81,820)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (114,037)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (114,695)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

From June 29, 2001 (commencement of operations) to August 31, 2001

-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                        (658)

Net realized gain (loss) on investments                               (32,217)

Net unrealized appreciation (depreciation)
  on investments                                                      (81,820)

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                          (114,695)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                         700,000

Class B shares                                                         700,000

Class C shares                                                         237,989

Class R shares                                                         200,000

Class T shares                                                         200,000

INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL STOCK TRANSACTIONS                                    2,037,989

TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,923,294
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        1,923,294

Undistributed investment income--net                                     9,978

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

From June 29, 2001 (commencement of operations) to August 31, 2001

-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

SHARES SOLD                                                             56,000
-------------------------------------------------------------------------------

CLASS B

SHARES SOLD                                                             56,000
-------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                                             19,177
-------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                                             16,000
-------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                                             16,000

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from June 29, 2001(commencement of operations) to August 31, 2001. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                 Class A         Class B           Class C          Class R          Class T
                                                  Shares          Shares            Shares            Shares           Shares
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             12.50            12.50            12.50            12.50             12.50

Investment Operations:

Investment income (loss)--net (a)                 .00(b)            (.01)            (.01)              .01           (.00)(b)

Net realized and unrealized
   gain (loss)on investments                       (.71)            (.71)            (.71)             (.71)            (.71)

Total from Investment Operations                   (.71)            (.72)            (.72)             (.70)            (.71)

Net asset value, end of period                     11.79           11.78            11.78             11.80             11.79
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                           (5.68)(c)        (5.76)(c)        (5.76)(c)            (5.60)         (5.68)(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets (d)                            .26             .39              .40               .22               .31

Ratio of net investment income
   (loss) to average net assets (d)                  .03            (.11)            (.11)              .07              (.02)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation (d)                      1.39             1.39             1.39             1.39              1.39

Portfolio Turnover Rate (d)                        24.76            24.76            24.76            24.76             24.76
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       660              660              226              189               189

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Structured Mid Cap Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund, which commenced operations on June 29, 2001. The fund's investment objective is capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Franklin Portfolio Associates, LLC (" Franklin Portfolio" ), an affiliate of Dreyfus, serves as the fund' s sub-investment adviser. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized) . Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2001, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 16,000 Class C shares and all of the outstanding Class A, Class B, Class R and Class T shares of the fund.


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $262 during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended August 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $10,636 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.


NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from June 29, 2001 through August 31, 2002 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate
expenses,   exclusive   of  taxes,  brokerage  fees,  interest  on  borrowings,
Distribution Plan fees, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $27,009 during the period ended August 31, 2001.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2001, Class B, Class C and Class T shares were charged $892, $261 and $85 respectively, pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2001, Class A, Class B, Class C and Class T shares were charged $298, $297, $87 and $85, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $9 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2001, the fund was charged $1,741 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2001, amounted to $2,280,464 and $308,804, respectively.

At August 31, 2001, accumulated net unrealized depreciation on investments was $81,820, consisting of $56,856 gross unrealized appreciation and $138,676 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Structured Mid Cap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Structured Mid Cap Fund (one of the Series comprising Dreyfus Growth and Value Fund, Inc.) as of August 31, 2001, and the related statements of operations, changes in net assets and financial highlights for the period from June 29, 2001 (commencement of operations) to August 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Structured Mid Cap Fund at August 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 29, 2001 to August 31, 2001, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 12, 2001




NOTES


                        For More Information


                        Dreyfus Premier
                        Structured Mid Cap Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Franklin Portfolio Associates, LLC
                        One Boston Place
                        Boston, MA 02108

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds 144
Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  936AR0801